Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FORCE PROTECTION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Force Protection, Inc.
9801 Highway 78, Building 1
Ladson, SC 29456

October              , 2008

Dear Shareholder:

        On behalf of your Board of Directors, I am pleased to invite you to attend the 2008 Annual Meeting of Shareholders of Force Protection, Inc. (the "Company") to be held on November 21, 2008, at 10:00 a.m. Eastern Time at the Embassy Suites Hotel Airport / Convention Center, 5055 International Boulevard, North Charleston, South Carolina 29418.

        At the meeting, management will review the Company's operations and discuss the financial statements for the year ended December 31, 2007, as well as our plans for the future. A question and answer session for shareholders will follow the management presentation.

        The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the business to be conducted at the meeting, including the election of two directors, the proposed amendments to the Company's Amended Articles of Incorporation, the ratification of the appointment of the Company's independent registered public accounting firm, and the approval of the Force Protection, Inc. 2008 Stock Plan.

        Your vote is important. Even if you do not plan to attend the meeting in person, we hope you will vote by telephone or Internet as described in the proxy voting instructions set forth in the enclosed Proxy Statement or by completing, signing, and returning the enclosed proxy card.

        We look forward to seeing you at the meeting. Directions to the Embassy Suites Hotel Airport / Convention Center appear on the back cover of these materials.

Cordially,

Michael Moody
 Chief Executive Officer & President
and Chairman of the Board

Notice of Annual Meeting of Shareholders
Force Protection, Inc.

        The 2008 Annual Meeting of Shareholders of Force Protection, Inc. will be held on November 21, 2008 at 10:00 a.m. Eastern Time at the Embassy Suites Hotel Airport / Convention Center, 5055 International Boulevard, North Charleston, South Carolina 29418 to consider and take action with respect to the following matters:

  1.
  Election of two directors for a term of three years;

  2.
  Approval of the proposed amendments to Force Protection, Inc.'s Amended Articles of Incorporation;

  3.
  Ratification of the Audit Committee's appointment of Grant Thornton LLP, as Force Protection, Inc.'s independent registered public accounting firm for the fiscal year ended December 31, 2007 and the fiscal year ending December 31, 2008;

  4.
  Approval of the Force Protection, Inc. 2008 Stock Plan; and

  5.
  Such other business as may properly be brought before the meeting or any adjournment thereof.

        This summary is qualified in its entirety by the detailed information contained within the enclosed Proxy Statement.

        The close of business on September 26, 2008 has been set as the record date for the determination of shareholders entitled to receive notice and to vote at the meeting or any adjournment thereof. The enclosed Proxy Statement is being mailed to those shareholders on or about October              , 2008.

        Shareholders who do not expect to attend the meeting in person are requested to vote their shares over the Internet, by telephone or by completing, signing and dating the included proxy card and returning it as instructed.

By order of the Board of Directors,

Lenna Ruth Macdonald
 Chief Strategy Officer, General Counsel and Corporate Secretary

Force Protection, Inc.
9801 Highway 78, Building 1
Ladson, South Carolina 29456

PROXY STATEMENT

i

ii

Force Protection, Inc.
9801 Highway 78, Building 1
Ladson, SC 29456

PROXY STATEMENT

        This Proxy Statement is furnished to you in connection with the solicitation of proxies by our board of directors of Force Protection, Inc. (the "Company" or "Force Protection") to be used at the 2008 Annual Meeting of Shareholders ("Annual Meeting") to be held on November 21, 2008 at 10:00 a.m. Eastern Time at the Embassy Suites Hotel Airport / Convention Center, 5055 International Boulevard, North Charleston, South Carolina (the "Annual Meeting"). This Proxy Statement contains information about the items being voted on at the Annual Meeting and information about the Company.

        Notice of the meeting and availability of the voting materials, which include this Proxy Statement and a proxy card, was mailed to shareholders on or about October     , 2008. Our principal executive offices are located at 9801 Highway 78, Building 1 Ladson, SC 29456. Our phone number is (843) 574-7000.

QUESTIONS AND ANSWERS ON THE ANNUAL MEETING

Who can vote at the Annual Meeting?

        Shareholders who were owners of common stock of the Company at the close of business on September 26, 2008, (the "Record Date") are entitled to receive notice of the Annual Meeting and may attend and vote at the meeting. If you were a shareholder of record on that date, you will be entitled to vote at the Annual Meeting or any postponement or adjournment of the meeting all of the shares that you held on the record date. Each share of common stock is entitled to one vote. As of the Record Date for the Annual Meeting, there were                    shares of common stock of the Company outstanding and entitled to vote.

What may I vote on?

        Each shareholder is being asked to vote on:

  •
  The election of two nominees to serve on our board of directors.

  •
  The proposed amendments to the Company's Amended Articles of Incorporation.

  •
  The ratification of the appointment of the Company's independent registered public accounting firm for the fiscal year ended December 31, 2007 and the fiscal year ending December 31, 2008.

  •
  The approval of the Force Protection, Inc. 2008 Stock Plan.

 How does the Board of Directors recommend I vote on the proposals?

The board of directors recommends votes:

  •
  FOR the nominees for our board of directors.

  •
  FOR the approval of the proposed amendments to the Company's Amended Articles of Incorporation.

  •
  FOR the ratification of the appointment of the Company's independent registered public accounting firm for the fiscal year ended December 31, 2007 and the fiscal year ending December 31, 2008.

  •
  FOR the approval of the Force Protection, Inc. 2008 Stock Plan.

How do I vote?

        Your vote is important. Because many shareholders cannot attend the Annual Meeting in person, it is necessary that shareholders be represented by proxy. Most shareholders have a choice of voting either (1) over the Internet, (2) using a toll-free telephone number, (3) by completing the proxy card and mailing it in the postage-prepaid envelope provided, or (4) in person by attending the Annual Meeting. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee through which you hold your shares to determine which method of voting is available to you.

You may vote over the Internet or by telephone.

        If you are a shareholder of record, you may vote via the Internet or telephone by following the instructions set forth on your proxy card mailed with this Proxy Statement. The deadline for voting electronically or by telephone is 6:00 a.m. Eastern Time on November 21, 2008.

        Internet and telephone voting procedures are designed to authenticate each shareholder by use of a control number which can be found on your proxy card and to allow you to confirm that your instructions have been properly recorded. Please be aware that if you vote over the Internet or by telephone you may incur costs such as telephone and Internet access charges for which you will be responsible.

        If your shares are held in "street name," please check your proxy card or contact your bank, broker or other nominee to determine whether you will be able to vote electronically or by telephone. Holding shares in "street name" means you hold shares through a bank, broker or other nominee, and they are not held in your individual name.

You may vote by mail.

        You may vote by mail by completing and properly signing your proxy card and mailing it in the enclosed postage-prepaid envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you have instructed. If you do not mark your voting instructions on the proxy card, your shares will be voted as our board of directors recommends.

 You may vote in person at the Annual Meeting.

        Written ballots will be available to any shareholder who wants to vote in person at the Annual Meeting. However, if you hold your shares in "street name," you must request a proxy from your bank, broker or other nominee in order to cast your votes at the Annual Meeting.

        If matters other than those outlined in this Proxy Statement are properly presented for consideration at the Annual Meeting, including consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote the matters according to their judgment to the same extent as the person delivering the proxy would be entitled to vote. As of the date that this Proxy Statement was printed, the Company did not anticipate that any other matters would be raised at the Annual Meeting.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts listed with the Company's stock transfer agent. If you received a proxy card, the shares on your proxy card or cards are all of the shares of common stock registered in that name with our stock transfer agent on the Record Date. If you have shares registered in the name of a bank, broker, or other nominee, they will not appear on your proxy card and your bank, broker or other nominee will send you instructions on how to vote.

How do I vote shares held by a broker or bank?

        If a bank, broker or other nominee holds shares of common stock for your benefit, and the shares are not in your name on the stock transfer agent's records, then you are considered a "beneficial owner" of those shares. If your shares are held this way, sometimes referred to as being held in "street name", your bank, broker or other nominee will send you instructions on how to vote. If you have not heard from the bank, broker or other nominee who holds your shares, please contact them as soon as possible.

How will my proxy be voted?

        If you sign and return your proxy card without instructions as to how it is to be voted, the proxy holders identified on the proxy card will vote your shares as follows:

  •
  FOR the nominees for our board of directors.

  •
  FOR the approval of the proposed amendments to the Company's Amended Articles of Incorporation.

  •
  FOR the ratification of the appointment of the Company's independent registered public accounting firm for the fiscal year ended December 31, 2007 and the fiscal year ending December 31, 2008.

  •
  FOR the approval of the Force Protection, Inc. 2008 Stock Plan.

        If you indicate voting instructions on your proxy card, the proxy holders will follow your instructions in casting all votes.

 How are shares held by a broker voted?

        The Company is listed on the Nasdaq Capital Market ("Nasdaq"), which has rules that govern brokers who have record ownership of listed common stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters ("discretionary matters"), but do not have discretion to vote uninstructed shares as to certain other matters ("non-discretionary matters"). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received instructions that casts a vote with regard to discretionary matters, but expressly states that the broker is not voting as to non-discretionary matters. The broker's inability to vote with respect to the non-discretionary matters is referred to as a "broker non-vote." Broker non-votes will be counted for the purpose of determining the presence of a quorum. Broker non-votes will have no effect on the election of directors (Proposal One), the ratification of the appointment of the Company's independent registered public accounting firm (Proposal Three) or the approval of the Force Protection, Inc. 2008 Stock Plan (Proposal Four). Broker non-votes will have the effect of counting as a vote against approval of the proposed amendments to the Company's Amended Articles of Incorporation (Proposal Two).

        An abstention is counted as present and entitled to vote for purposes of determining a quorum. An abstention will have no effect on the election of directors (Proposal One), the ratification of the appointment of the Company's independent registered public accounting firm (Proposal Three) or the approval of the Force Protection, Inc. 2008 Stock Plan (Proposal Four). An abstention will have the effect of counting as a vote against approval of the proposed amendments to the Company's Amended Articles of Incorporation (Proposal Two).

Who counts the votes?

        Representatives of our stock transfer agent, National City Bank, will tabulate and certify the votes and act as the independent inspectors of election. The Company's inspectors of election will tabulate the votes cast at the meeting over the telephone or over the internet or, together with the votes cast by proxy, whether in person, over the telephone or over the internet.

May I change my vote?

        Yes. You may revoke your proxy at any time before the Annual Meeting by submitting (i) a second later dated proxy card and returning it before the polls close at the Annual Meeting or (ii) a later telephone or on-line vote, or by attending the Annual Meeting and giving notice of revocation in person.

        If you are mailing a written notice of revocation or a later proxy, send it to the Corporate Secretary of Force Protection, Inc., 9801 Highway 78, Building No. 1, Ladson, South Carolina 29456. You may also hand deliver a written notice of revocation or a later proxy to the Company at the Annual Meeting, at or before the taking of any vote.

        If you hold your shares through a bank, broker or other nominee and have instructed the bank, broker or other nominee as to how to vote your shares, you must follow directions received from such bank, broker or nominee in order to change your vote or to vote at the Annual Meeting.

 What constitutes a "quorum" for the Annual Meeting?

        A quorum is necessary to hold a valid Annual Meeting of shareholders. One third or 33 1/3% of the outstanding shares entitled to vote on a matter, present or represented by proxy, constitutes a "quorum." If you vote (including by Internet, telephone and proxy card) your shares voted will count towards the "quorum" of the Annual Meeting. Abstentions or broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have a discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What is the appropriate conduct for the Annual Meeting?

        To ensure that the Annual Meeting is conducted in an orderly fashion and that the shareholders wishing to speak at the meeting have a fair opportunity to speak, the Company will have certain guidelines and rules for the conduct of the meeting, which will be explained at the meeting.

What vote is necessary to pass the items of business at the Annual Meeting?

Election of directors.

        The two director nominees receiving the highest number of votes for election will be elected. If you vote, your shares will be voted for election of the director nominees unless you give instructions to "withhold" your vote for the director nominee. Withheld votes will not influence election results. Abstentions are not recognized as to election of directors.

Approval of the Proposed Amendments to the Company's Amended Articles of Incorporation.

        The approval of the proposed amendments to the Company's Amended Articles of Incorporation will require that a majority of the Company's outstanding shares of common stock, vote in favor of the proposed amendments. Abstentions will have the have the effect of a vote against the approval of the proposed amendments.

Ratification of appointment of independent registered public accounting firm.

        The appointment of Grant Thornton LLP as the Company's independent registered public accounting firm will be ratified if a majority of the votes cast at the meeting vote in favor of such ratification of the appointment. Abstentions are not recognized as to ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm.

Approval of the Force Protection, Inc. 2008 Stock Plan.

        The approval of the Force Protection, Inc. 2008 Stock Plan ("2008 Stock Plan") will require that a majority of the votes cast at the meeting, vote in favor of adoption of the plan. Abstentions are not recognized as to approval of the 2008 Stock Plan.

 How will voting on any other business be conducted?

        As of the date that this Proxy Statement was printed, the Company was not aware of any business or proposals to be considered at the Annual Meeting other than the items described in this Proxy Statement. If any other business is properly proposed and the chairman of the Annual Meeting permits it to be presented at the Annual Meeting, the signed proxies received from you and other shareholders give the persons voting the proxies the authority to vote on the matter according to their judgment to the same extent as you or such other shareholders would be entitled to vote on such matters.

When are shareholder proposals for the 2009 Annual Meeting due?

        Our 2009 annual meeting of shareholders is expected to be held on May 8, 2009 ("2009 Annual Meeting"). Any shareholder who intends to present a proposal at the 2009 Annual Meeting must deliver the proposal in writing or in person to the Corporate Secretary of Force Protection, Inc., 9801 Highway 78, Building 1, Ladson, South Carolina 29456, on or after November 9, 2008, but no later than January 8, 2009, pursuant to our First Amended and Restated Bylaws. To be considered adequate, the notice must contain specified information about the matter to be presented at the meeting and the shareholder proposing the matter, as specified in our bylaws. Pursuant to Rule 14a-8 of the Exchange Act, shareholders who wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2009 Annual Meeting must submit their proposal no later than January 8, 2009, or if the date of the 2009 Annual Meeting is changed by more than 30 days, then no later than a reasonable time before we begin to print and send the proxy materials. A proposal received after January 8, 2009, will be considered untimely and will not be entitled to be presented at the meeting. See "Shareholder Proposals and Director Nominations for our 2009 Annual Meeting" for additional information.

What are the costs of this proxy solicitation?

        In addition to using the mail, our directors, officers, employees, and agents may solicit proxies by personal interview, telephone, telegram, or otherwise, although they will not be paid any additional compensation. The Company will bear all expenses of solicitation. We will also reimburse banks, brokers, and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with forwarding the Company's Annual Meeting materials to you because they hold title to your common stock.

May I inspect the shareholder list?

        For a period commencing the earlier of 2 days after this Proxy Statement is mailed to shareholders or 10 days prior to the Annual Meeting, a list of shareholders registered on the books of our stock transfer agent as of the Record Date will be available for examination by registered shareholders during normal business hours at the Company's principal offices at 9801 Highway 78, Building No. 1, Ladson, South Carolina 29456, provided the examination is for a purpose germane to the meeting.

 How can I get materials for the Annual Meeting?

        This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about October     , 2008. Each registered and beneficial owner of common stock on the Record Date, including Company employees, should receive a copy of the Company's annual report on Form 10-K for the fiscal year ended 2007, including consolidated financial statements (the "Annual Report") with this Proxy Statement.

        In addition, a copy of the Company's Annual Report is available to each shareholder without charge on the Securities and Exchange Commission's website at www.sec.gov and upon written request sent to Investor Relations, Force Protection, Inc., 9801 Highway 78, Building 1, Ladson, South Carolina 29456.

 Are the proxy materials and Annual Report available electronically?

        This Proxy Statement and the Annual Report are available on the Company's website at www.forceprotection.net, under "Investor Relations".

        Registered shareholder's can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing these documents by completing the relevant portion of your proxy card or by following the instructions provided when voting on the Internet or by telephone.

        After electing to view future proxy statements and annual reports over the Internet, you will receive a card in the mail with instructions containing the Internet address of those materials. You choice will remain in effect until you call Shareholder Services toll-free number (800) 622-6757, write National City Bank, Department 5352, Shareholder Services, PO Box 92301, Cleveland, Ohio 44101-430 or contact the Company.

        If you hold our common stock through a bank, broker, or other nominee, please refer to the information provided by your bank, broker or nominee regarding the availability of electronic delivery.

How can I reach the Company to request materials or information referred to in these Questions and Answers?

        You may reach us by mail addressed to:

  Corporate Secretary
  Force Protection, Inc.
  9801 Highway 78, Building 1
  Ladson, South Carolina 29456
  or call 843.574.3900, or by send a message to:
   investorrelations@forceprotection.net

PROPOSAL ONE: ELECTION OF DIRECTORS

        Our board of directors is currently comprised of five directors. Our board of directors is divided into three classes for purposes of election, with terms of office ending in successive years.

Director Nominees

        Our board of directors has nominated each of John S. Day and John W. Paxton, Sr., incumbent directors, whose terms are currently scheduled to expire at the Annual Meeting, for election to a three-year term expiring at the Annual Meeting in 2011. The nominees, if elected as directors, are expected to continue in office until their respective term expires, or until his earlier death, resignation, or retirement.

        Our board of directors has no reason to believe that the nominees will not serve if elected. If the nominees are unavailable for election at the time of the Annual Meeting, the Company representatives named on the proxy card will vote for another nominee proposed by our board of directors or, as an alternative, our board of directors may reduce the number of positions on our board.

Board Recommendation:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELECTION OF THE DIRECTOR NOMINEES

Information about Board Nominees and Continuing Directors

        Current as of September 15, 2008, set forth below is the personal and business experience information for the nominees for election to our board of directors. In addition, set forth below is the personal and business experience information for each of the current members of our board of directors who will continue to serve as our directors until such time as their next election. The nominees have consented to being nominated as directors and have agreed to serve if elected. The nominees are currently directors.

Board Nominees

John S. Day Director since—September 2007 Committees—Audit Committee, Chair Age: 59 Expiration of term, if elected, 2011 (Class III)

Mr. Day has been a director of Force Protection, Inc. since September 2007. Mr. Day has over 30 years of experience in the accounting profession serving a broad range of publicly and privately owned clients. Mr. Day joined Arthur Andersen LLP in 1976 and was admitted as an audit partner in 1986. In 2002, he joined Deloitte & Touche LLP in Atlanta as a Director. Mr. Day retired from Deloitte in December 2005. Mr. Day was appointed to the board of Lenbrook Square Foundation, Inc., a non-profit organization, effective July 1, 2007 where he serves as a member of the finance and governance committees. Mr. Day holds a Bachelor of Arts in Economics from the University of North Carolina and a Master of Business Administration from Harvard Graduate School of Business.

John W. Paxton, Sr. Director since—February 2008 Committees—Audit Committee, Compensation Committee Age: 71 Expiration of term, if elected, 2011 (Class III)

Mr. Paxton has been a director of Force Protection, Inc. since February 2008. He has over 30 years of experience in the aerospace, wireless voice and data, logistics and manufacturing industries. Currently, Mr. Paxton is the Chairman and Chief Executive Officer of Pro Mach, Inc., an integrated packaging solutions provider, and has been the Chairman of Mobilisa, a provider of wireless internet solution to the DoD, since 2002. From 2007 until the present, Mr. Paxton has been the Vice Chairman of IntelliCheck Mobilisa, Inc. From 1998 until 2002, Mr. Paxton was the Chairman and Chief Executive Officer of Telxon Corporation. Mr. Paxton served on the Board of Directors of TransDigm, Inc., a supplier of proprietary aerospace components used in commercial and military aircraft. Mr. Paxton holds a Bachelor of Science and Master of Science in business administration from LaSalle University, and is a registered professional engineer.

 Continuing Directors

Major General Jack A. Davis, USMC (RET.) Director since—March 2006 Committees—Audit Committee and Compensation Committee, Chair Age: 62 Expiration of term, 2009 (Class I)

MGen. Davis has been a director of Force Protection, Inc. since March 2006 and has a diverse background of senior level management and leadership positions in business, law enforcement and the military. With over 40 years experience, he is highly regarded in each of these fields. MGen. Davis served in the U.S. Marine Corps, both active and reserve, from 1968 to 2005 where he held the rank of Major General. MGen. Davis' career included command at every level from platoon to division in addition to numerous staff assignments. MGen. Davis attended numerous high level schools both here and abroad. MGen. Davis' law enforcement career included both federal and state agencies where he retired in 1999 with 30 years of distinguished service. MGen. Davis is also the founder of J.A. Davis and Associates, a security and leadership training company. In addition to his service with Force Protection, MGen. Davis currently serves on the Board of Advisors of two publicly held and one privately held company. MGen. Davis holds undergraduate and masters degrees from Indiana State University and a Master of Urban Administration from University of North Carolina—Charlotte.

Michael Moody Director since—September 2006 Committees—None Chairman, Board of Directors Age: 62 Expiration of term, 2010 (Class II)

Mr. Moody was appointed President of Force Protection, Inc. in September 2007, the Interim Chief Executive Officer on January 30, 2008 and appointed as the Chief Executive Officer on February 29, 2008. Mr. Moody has more than thirty years of senior management experience in operational management, reorganizations, acquisitions and business transformations. From 2005 - 2007 he provided business and financial advisory services to privately held businesses. Mr. Moody was the Chief Operating Officer at the London American General Agency and Senior Vice President of Corporate Development for Magna Carta Companies, a mutual insurance company, where he also served on the Board of Directors. Mr. Moody is a CPA (Australia) and an associate with the Australian Society of Accountants, and holds a Bachelor of Arts in Economics from Macquarie University in Sydney, Australia.

Lieutenant General Roger G. Thompson, Jr., USA (RET.)
Director since—December 2006
Lead Director since—January 2008
Committees—Audit Committee and Compensation Committee
Age: 63
Expiration of term, 2010 (Class II)

LTG. Thompson has been a director of Force Protection, Inc. since December 2006. LTG. Thompson is Vice President of the Association of the United States Army where he is responsible for all operational events including symposia, the largest landpower exhibition and conference in North America and four exhibitions in four overseas trade shows. Additionally, he provides executive leadership of 124 AUSA Chapters worldwide and management of membership programs totaling over 5,300 major, midsize and small defense oriented companies. He currently serves on the Board of Advisors of a privately held company. A veteran with 34 years of experience on active duty, LTG. Thompson commanded at all levels of the Army, including field artillery and transportation units. While with the Department of Army Staff, LTG. Thompson served as Deputy Assistant Secretary of the Army, Financial Management and Comptroller (Director of the Army Budget). LTG. Thompson completed his military career as the Deputy Commander in Chief, United States Transportation Command. In this position he was responsible for the daily operations supporting all military and commercial transportation for the entire DoD. LTG. Thompson holds a Bachelor of Science from the United States Military Academy, a Master of Business Administration from Syracuse University, and a Master's degree in National Security and Strategic Studies from the Naval War College. He graduated from the Army's Command and General Staff College and the Naval War College.

Policies Governing Director Nominations

        In recommending candidates for election to our board of directors, the independent members of our board of directors consider nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. All of the independent directors of our board of directors, or a special committee of the independent directors of our board of directors may be appointed to evaluate each candidate's qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in members of our board of directors.

        Evaluations of candidates generally involve a review of background materials, internal discussions and interviews as appropriate. Generally the independent directors, or special committee, as the case may be, will consider various criteria in considering whether to make a recommendation. These criteria include an expectation that directors have substantial accomplishments in their professional backgrounds, are able to make independent, analytical inquiries and exhibit sound judgment. Director candidates should possess the highest personal and professional ethics, honesty, integrity and values, be committed to promoting the long-term interests of our shareholders and be able and willing to devote the necessary time to carrying out their duties and responsibilities as members of our board of directors. Further, directors should come from diverse backgrounds and experience basis. In addition, if a director will be serving on the Audit Committee they must meet our standards for independence and be free from potential conflicts of interest. Upon selection of a qualified candidate, the independent directors, or special committee, as the case may be, recommends the candidate for consideration by our full board of directors. A majority of the board's independent directors must approve the director nominee. The independent directors, or special committee, may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

        Our board of directors will consider all shareholder recommendations for candidates for the board of directors, which should be sent to the Board of Directors, c/o Corporate Secretary, Force Protection, Inc. 9801 Highway 78, Building 1, Ladson, South Carolina 29456. When submitting candidates for nomination to be elected at the Company's annual meeting of shareholders, shareholders must follow the notice procedures, which procedures are described under the heading "Shareholder Proposals and Director Nominations for 2009 Annual Meeting".

CORPORATE GOVERNANCE

Role of the Board of Directors

        Our day-to-day business is managed by our employees under the direction and oversight of our board of directors which has responsibility for establishing broad corporate policies and for the overall strategic direction of the Company. Members of our board of directors are kept informed of the Company's business by reviewing materials and various documents provided by management, visits to the Company's office, participating in board and committee meetings, and through discussions regarding operations and financial reports prepared by or under the direction of the Chief Executive Officer and President, the Chief Financial Officer and other members of management.

        The board of directors, in accordance with the provisions of the Company's Amended Articles of Incorporation and bylaws, is comprised of five directors. The board of directors has approved amendments to the Company's Amended Articles of Incorporation and has requested that the Company's shareholders approve such amendments, including the proposal to provide for a range of no less than one or more than fifteen directors, with the number of directors to be set by our board of directors, as more particularly described under "Proposal Two—Approval of Proposed Amendments to Company's Amended Articles of Incorporation".

        Our board of directors is divided into three classes, with each class of directors serving a staggered three year term. The term of one class expires each year. Directors are encouraged to attend the Company's annual meetings of shareholders. All members of our board of directors serving at such time attended the Annual Meeting in 2007.

Director Independence

        In determining independence, our board of directors determines whether directors have a material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of directors. When assessing materiality, our board of directors considers all relevant facts and circumstances including, without limitation, transactions between the Company and the director, family members of directors, or organizations with which the director is affiliated. Our board of directors further considers the frequency and dollar amounts associated with any of these transactions and whether the transactions were in the ordinary course of business and were consummated on terms and conditions similar to those with unrelated parties.

        On an annual basis, each member of our board of directors is required to complete a questionnaire designed in part to provide information to assist our board of directors in determining whether the director is independent under the rules and regulations of Nasdaq, the rules and regulations of the Securities Exchange Commission ("SEC") and other applicable laws. In addition, each director or potential director has an affirmative duty to disclose to our board of directors relationships between and among that director (or an immediate family member), the Company, and/or the management of the Company.

        As of September 3, 2008, our board of directors has affirmatively determined that all of our current directors, other than Mr. Michael Moody, President & Chief Executive Officer of the

Company, were independent in that each such person has no material relationship with the Company, our management or our independent registered public accounting firm, and otherwise met the independence standards under the rules and regulations of Nasdaq, the rules and regulations of the SEC and other applicable laws. Our board of directors determined that Michael Moody is not independent due to his status as an executive officer of Force Protection.

Related Party Transactions

        Our board of directors recognizes that transactions with related persons can present actual or potential conflicts of interest and wants to ensure that Company transactions are based solely on the best interests of the Company and our shareholders. Accordingly, our board of directors has delegated responsibility to the audit committee of our board of directors ("Audit Committee") to review transactions between the Company and related persons. The Audit Committee has adopted a written policy providing procedures for review, approval and ratification of related person transactions.

        The Audit Committee has adopted procedures regarding the review, approval and ratification of related party transactions. A related party transaction is a transaction between the Company and (a) a director, officer or 5% shareholder; (b) an immediate family member of a director, officer or 5% shareholder; or (c) other entity in which any of these persons have a material interest. All reportable related party transactions must be reviewed, approved or ratified by the Audit Committee. In determining whether to approve or ratify such transactions, the Audit Committee will take into account, among other factors and information it deems appropriate: (1) the related person's relationship to Force Protection and interest in the transaction; (2) the material facts of the transaction; (3) the benefits to Force Protection of the transaction; (4) an assessment of whether the transaction is (to the extent applicable) in the ordinary course of business, at arm's length, at prices and terms customarily available to unrelated third-party vendors or customers generally, and whether the related person had any direct or indirect personal interest in, or received any personal benefit from such transaction; and (5) if applicable, the availability of other sources of comparable products and services. The Audit Committee chairperson is authorized to approve related party transactions when it is impractical or undesirable to wait until the next committee meeting for approval. Such transactions must be reported to the Audit Committee at the next meeting.

        Our board of directors reviews all disclosed relationships and transactions for compliance with the independence standards and makes a determination of the independence of each director. For those directors identified as independent, the Company and our board of directors are aware of no relationships or transactions with the Company or management other than of a type deemed immaterial in accordance with the guidelines described above.

        On August 26, 2008, the Audit Committee was informed by our interim Chief Financial Officer that in connection with the exercise of stock options in January 2007 and Gordon McGilton's subsequent sale of common stock received through such exercise, the proper amount of Mr. McGilton's share of Medicare taxes relating to such exercise was not collected from Mr. McGilton. As a result, Mr. McGilton owed us $315,085 for payment of such tax withholding, which may be considered a violation of applicable U.S. law prohibiting loans by public companies to their directors and executive officers. Upon learning of this administrative oversight, the Audit Committee instructed management to contact Mr. McGilton to seek repayment of the payment of taxes. On September 11, 2008, Mr. McGilton paid us $315,085 to satisfy all outstanding obligations with respect to withholding of his taxes relating to such stock option exercise. We believe that the under withholding of the taxes was the result of the mistaken belief of Company's former chief financial officer that the proper amount of taxes upon Mr. McGilton's stock option exercise were withheld. Subsequently, we have instituted additional controls on the withholding of taxes and monitoring of Internal Revenue Service Chapter Section 162(m).

        Previously, we disclosed that Mr. McGilton was a principal of APT Leadership, a consulting firm the Company hired to provide various business consulting services, training seminars and certain business software. For the years ended December 31, 2007 and 2006, APT Leadership billed us a total of $545,299 and $606,396, respectively, for such services, training and software. Mr. McGilton disclosed to our board of directors each year that he did not receive any dividends, distributions or other compensation from APT Leadership at any time while an employee of the Company. Further, Mr. McGilton disclosed that as of December 31, 2007 he transferred his interest in APT Leadership to the other owner for $1 consideration.

        In addition, we have entered into an agreement with APT Leadership pursuant to which APT Leadership has granted us a non-exclusive right and license to use the diagrams, methods, concepts and business operating system functionality contained in APT Leadership's "APT Tool" software and we purchased certain software to be used in the analysis of process capability. Under the terms of such agreement we paid a one-time license fee of $60,000 and agreed to pay an annual license fee thereafter of $50,000 per Company operating site.

Compensation Committee and Board of Director Interlocks and Insider Participation

        None of our executive officers serve as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee of our board of directors ("Compensation Committee"). None of the current members of our Compensation Committee is now or has ever been an officer or employee of Force Protection or any subsidiary of Force Protection. See "Related Party Transactions" above for a discussion of the Company's transactions with related parties.

Presiding Lead Director; Executive Sessions

        As of January 8, 2008, the Board of Directors appointed Lieutenant General Roger G. Thompson, Jr. USA (Ret.) as our presiding Lead Director. Our Lead Director serves at the chair of the non-management executive sessions. Prior to the appointment of a Lead Director, our board of directors' executive sessions were led by a rotation of independent directors. The independent directors met regularly without the Chief Executive Officer or other members of management present in executive sessions. Our board of directors intends to hold executive sessions of the non-management directors in conjunction with each regularly scheduled in-person meeting of the board of directors. Executive sessions were regularly scheduled during the board of directors' in-person meetings during 2007. In addition, the Chief Executive Officer performance review is conducted in executive session, and the Audit and the Compensation Committees periodically meet in executive session.

 Committees of the Board of Directors

        Our board of directors has two standing committees, the Audit Committee and the Compensation Committee, which operate under written charters approved by the full board of directors. Each committee is composed entirely of directors meeting the applicable independence standards of Nasdaq and the rules and regulations of the Securities Exchange Act of 1934, as amended ("Exchange Act") and our board of directors has determined in its business judgment that all of them are "independent" from the Company and its management in accordance with the guidelines described above under "Director Independence." Generals Davis and Thompson and Messrs. Day and Paxton are the members of our Audit Committee. Our board of directors has determined that Mr. Day is an "audit committee financial expert" defined by applicable SEC rules. Our Compensation Committee is comprised of Mr. Paxton and Generals Davis and Thompson. The charters for each of the committees can be viewed on the Company's website at www.forceprotection.net under "Investor Relations" and are available in print at no charge to any shareholder upon request to the Corporate Secretary of Force Protection, Inc., 9801 Highway 78, Building No. 1, Ladson, South Carolina 29456.

        Presently, the Company does not have a standing nominating committee and therefore does not have a nominating committee charter. The board believes that the addition of a standing nominating committee at this time in the Company's development would result in additional and unnecessary expenses to the Company. The board intends to review this policy in 2009. For information regarding our process to nominate members to our board of directors, see the section "Policies Governing Director Nominations" above.

        The chart below identifies the members of each standing committee, the number of meetings held by each committee, and the committee chairs, during 2007.

Name	Audit	Compensation
J. Day	Chair
J. Davis	X	Chair
F. Kavanaugh(1)
G. McGilton(2)
M. Moody(3)	O	O
R. Thompson	X	X
2007 Meetings	17	4

    (1)
    Frank Kavanaugh was not appointed to a committee during 2007; Mr. Kavanaugh resigned as Chairman and as a director effective June 21, 2007. The Board did not appoint another Chairman until the election of Mr. Moody as Chairman on January 8, 2008.

    (2)
    Mr. McGilton retired as a director effective January 31, 2008. Mr. Paxton was elected and qualified by the Board of Directors on February 20, 2008 to fill the remainder of Mr. McGilton's term. Mr. Paxton currently serves on the Audit and Compensation Committees.

    (3)
    Mr. Moody was elected as President on September 18, 2007 and, concurrent therewith, resigned from the Audit and Compensation Committees and as chairman of the Audit and Compensation Committees.

Board Meeting Attendance

        Our board of directors met 20 times during our fiscal year ended December 31, 2007. Board of directors and committee attendance averaged in excess of 90% for our board of directors as a whole, and no director attended less than 90% of the combined total of meetings of the board and the committees on which they were serving. From June 21, 2007 until January 8, 2008, the board of directors did not appoint a Chairman and meetings were led by a rotation of independent directors on a meeting by meeting basis. All directors are expected to attend the Company's Annual Meeting. All directors holding office at such time attended the 2007 annual meeting.

Director Compensation

        The following table shows the compensation of the non-employee members of our board of directors for 2007.

Name(1)	Fees Earned or Paid in Cash		Stock Awards(5)	All other Compensation(6)	Total
Davis	$66,000	(3)	$30,999	$1,340	$98,339
Day	$30,000	(4)	—	—	$30,000
Kavanaugh(2)	$36,000	(3)	$30,999	300	$67,299
Thompson	$66,000	(3)	$30,999	$1,340	$98,339

(1)
See "Executive Compensation" and "Summary Compensation Table" for information regarding compensation (including amounts received for service as a director) for Messrs. McGilton and Moody.

(2)
Mr. Kavanaugh resigned as Chairman and as a member of our board of directors on June 21, 2007.

(3)
Six thousand dollars ($6,000) of the annual retainer for the fourth quarter of 2006 was paid in the first quarter of 2007.

(4)
Mr. Day was appointed to our board of directors in September 2007 and received a pro-rata portion of the $60,000 annual retainer.

(5)
$30,999 in stock compensation was paid in the first quarter of 2007 for services rendered in 2006. The stock grants were valued at the amount recognized for financial statement reporting purposes for the fair value of the stock granted in accordance with FASB Statement No. 123(R).

(6)
Represents the amount paid pursuant to our Gain Sharing Program during 2007.

        In 2007, all members of our board of directors, including those who were employed by us, received an annual cash retainer of $60,000. Directors who only served a portion of 2007 were paid a pro rata share of the $60,000 retainer. Retainers were paid quarterly in advance within the first fifteen (15) days after the beginning of each quarter. Directors are reimbursed for out-of-pocket expenses incurred in performing their duties as directors. We cover directors under our overall directors and officers liability insurance policies.

        During a portion of 2007, the members of our board of directors also participated in our Gain Sharing Program, which provides that ten percent (10%) of our quarterly net income be distributed equally to all of our employees and directors. We do not offer a pension plan or other compensation to our non-employee directors.

        In the third fiscal quarter of 2007, the Compensation Committee eliminated the eligibility of independent directors to participate in the Gain Sharing Program, and in February 2008, the Compensation Committee eliminated the eligibility of any other director to participate in the Gain Sharing Program.

        In February 2008, the Compensation Committee engaged an external independent compensation consultant, Hewitt Associates LLC, to assist in a review and revision to our director compensation program. The independent compensation consultant provided benchmark director compensation data as compared to other companies of similar revenue size, market capitalization, and industry. Our board of directors, based on the recommendation of the Compensation Committee, approved a new director compensation program for 2008 comprised of (1) annual retainers for each member with separate retainers for each committee chairman and (2) meeting fees for board of directors and committee meetings. Likewise, our board of directors, upon the recommendation of the Compensation Committee, approved the adoption of the 2008 Stock Plan subject to shareholder approval under "Proposal Four—Approval of the Force Protection, Inc. 2008 Stock Plan".

Code of Conduct and Ethics

        Our board of directors has adopted a code of ethics ("Code of Conduct and Ethics") that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Conduct and Ethics is available on our website at www.forceprotection.net, under "Investor Relations". A copy of the Code of Conduct and Ethics may also be obtained free of charge from us upon a request directed to the Corporate Secretary of Force Protection, Inc., 9801 Highway 78, Building 1, Ladson, South Carolina 29456. We intend to promptly disclose any substantive changes in or waivers, along with the reasons for the waivers, of the Code of Conduct and Ethics granted to our executive officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors by posting such information on our website at www.forceprotection.net, under "Investor Relations".

Communications with the Board of Directors

        Shareholders may communicate with any of the Company's directors, our board of directors as a group or any Board of Directors committee by (1) sending an email to the Board of Directors, a particular director or committee at Directors@forceprotection.net, or (2) mailing correspondence c/o Corporate Secretary, Force Protection, Inc., 9801 Highway 78, Building 1, Ladson, South Carolina 29456, or (3) by calling and leaving a voicemail message on the Company's Compliance Direct Line toll-free number (800) 695-5218. Our board of directors has delegated to the Corporate Secretary, or her designee, responsibility for determining, in her discretion whether the communication is appropriate for a director, committee or our board of directors consideration.

        According to the policy adopted by our board of directors, the Corporate Secretary is required to direct all communications regarding personal grievances, administrative matters or similar issues to the appropriate individual within the Company. Some types of communications, including job inquiries, spam, junk mail, mass mailings, product complaints or inquiries, surveys and requests for information about us, offers of goods and services, requests for donations and sponsorships, business solicitations or advertisements, product ideas, patently offensive material, otherwise inappropriate materials, as well as communications unrelated to us or our business, will not be forwarded to our board of directors. All other communications are to be submitted to the board as a group, to the particular director or committee to whom it is addressed or, if appropriate, to the director or committee the Corporate Secretary believes to be the most appropriate recipient. If you send an email or letter or leave a message with the board of directors, a committee or a director, you will receive a written acknowledgement from the Corporate Secretary confirming receipt of your communication. A copy of the procedure adopted by our board of directors regarding shareholder communications is available upon request by mailing notice to the Corporate Secretary at Force Protection, Inc., 9801 Highway 78, Building 1, Ladson, South Carolina 29456.

        Concerns and questions relating to accounting, internal accounting controls, financial policy, risk management or auditing matters are brought to the attention of the Audit Committee and are handled in accordance with the procedures adopted by the Audit Committee. These concerns also may be reported through the Company's anonymous confidential Compliance Direct Line at (800) 695-5218. If requested, we will endeavor to keep information that has been submitted confidential, subject to any need to conduct an effective investigation and take appropriate action.

EXECUTIVE COMPENSATION

Compensation Committee

        The Company has a Compensation Committee comprised of MGen. Davis (Chairman), LTG. Thompson and Mr. Paxton. The current members of the Compensation Committee are "independent directors" within the meaning of the Nasdaq rules, are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and are "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act. During 2007, the Compensation Committee held 4 regularly scheduled meetings. For 2008, there are 12 meetings of the Compensation Committee scheduled.

        The purpose of the Compensation Committee is to provide the oversight required to ensure the integrity of the Company's compensation and employee benefit plans, practices and reporting and to assist the Company's board of directors with:

  •
  oversight of executive compensation;

  •
  compliance with legal and regulatory reporting for compensation;

  •
  overseeing all compensation systems which involve the issuance of the Company's stock and other equity securities; and

  •
  preparing the committee report in the Company's annual proxy statement and such other reports as required.

        Pursuant to its charter, the Compensation Committee is responsible for:

  •
  Annually review and make recommendations to the board of directors with respect to the compensation of the chief executive officer and other executive officers, including salary, bonus, and equity compensation. The chief executive officer may not be present during the voting or deliberations of the Committee with respect to his or her compensation.

  •
  Review and recommend to the Company's board of directors the terms of compensation agreements or modification of prior compensation agreements with respect to the chief executive officer and other executive officers of the Company including but not limited to the form of employment and severance and change of control conditions.

  •
  Review and recommend to the board of directors equity-based plans and grants involving the use of Company's stock and other equity securities.

  •
  Produce a report on executive compensation as required by the SEC to be included in our annual proxy statement and such other reports as required.

  •
  Perform such other duties and responsibilities as may be assigned to the Committee from time to time by the board of directors, including without limitation, the implementation and administration of our equity-based plans and reviewing and making recommendations to the board on the competitiveness of the Company's compensation and benefit plans for directors, officers, and key employees.

        The Compensation Committee's charter is posted on the Company's web site at www.forceprotection.net, under "Investor Relations". Shareholders can obtain a printed copy of the Compensation Committee's Charter by sending a written request to the Corporate Secretary at Force Protection, Inc., 9801 Highway 78, Building 1, Ladson, South Carolina 29456.

        For each named executive officer, other than our Chief Executive Officer, the Compensation Committee reviews and approves all elements of our executive compensation program taking into consideration recommendations from our Chief Executive Officer and human resources staff and other information, including competitive market information. For our Chief Executive Officer, the Compensation Committee reviews and approves his executive compensation program taking into consideration the board of directors' evaluation, recommendations from human resources staff and other relevant information, including competitive market information.

        The Compensation Committee may, in its discretion, utilize the services of a compensation consultant or other professional or expert to provide data and advice to the Compensation Committee regarding the compensation of executives of the Company and to assist the Compensation Committee in performing its other responsibilities. The retention and, where appropriate, the termination of any such compensation consultant in the sole discretion of the Compensation Committee without the participation of any officer or other member of management. The Compensation Committee approves the appropriate funding to be paid to any advisors to the Committee and ordinary administrative expenses of the Compensation Committee that are necessary to carry out its duties.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis section of this Proxy Statement as required by Item 402(b) of Regulation S-K with management. Based on its review and discussions with management, the Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

MGen. Jack A. Davis (Chairman)
LTG. Roger G. Thompson, Jr.
John W. Paxton, Sr.

The preceding Compensation Committee Report is provided only for the purpose of this Proxy Statement. Pursuant to the regulations of the SEC, this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated, in whole or in part, in any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Compensation Discussion and Analysis

Overview of Program

        The compensation and benefits provided to our named executive officers for 2007 are set forth in detail in the Summary Compensation Table and other tables, and the accompanying footnotes and narrative material. This Compensation Discussion and Analysis explains the purposes of our executive compensation and benefits program and explains the material elements of the compensation awarded to each of our named executive officers. The discussion focuses primarily on the compensation awarded for the year ended December 31, 2007, but also addresses actions taken by the Compensation Committee during its review of the executive compensation program in early 2008. Our executive compensation and benefits program is designed and administered under the direction and control of the Compensation Committee. For more information see "Executive Compensation—Compensation Committee" above.

2007 Compensation Program Objectives

        The Compensation Committee's objective is to maintain an executive compensation program that will attract, retain, motivate and reward highly qualified and talented executives that will enable us to perform better than our competitors.

        During 2007, our executive compensation decisions were based on providing fair and marketplace competitive base compensation. During 2007, the Compensation Committee approved our Chief Executive Officer's base salary as the sole means of compensation. Further, the Company established designated classes of employees based on roles within the organization and determined each employee in the class to be at the same compensation level (including all executive officers). In 2007, we adopted a Gain Sharing Program that provides additional compensation that is paid quarterly in arrears to eligible employees for quarters in which we earn net income. Under the Gain Share Program we distributed ten percent (10%) of the net income equally to all eligible employees regardless of compensation level.

        No other bonuses or other long-term incentive compensation were paid or awarded to our named executive officers. We eliminated annual performance and merit reviews to focus all employee efforts on optimizing the organizational system as a whole. Our compensation philosophy was demonstrated by eliminating all incentive compensation, merit compensation and annual reviews, in lieu of delivering equal compensation for all employees by level, as a method to motivate employees to contribute to the success of the overall organizational system.

Components of Compensation

        During the year ended December 31, 2007, our executive compensation program consisted of the following components:

  •
  base salary;

  •
  standard health and welfare benefits;

  •
  401(k) retirement plan benefits (without a company match);

  •
  limited perquisites; and

  •
  pro rata sharing in the Gain Sharing Program.

 Base Salary.

        We believe that an appropriate and competitive base salary (median to market) is a necessary element to attracting and retaining qualified executive officers. In determining base salary for the year ended December 31, 2007, the Compensation Committee sought to fairly compensate each executive and to provide each executive with a reasonable level of economic security. Base salary was not automatically adjusted annually and there was no annual cost-of-living adjustment made to salaries either for executive officers or any other employee.

Health and Welfare Benefits.

        For the year ended December 31, 2007, we provided medical, dental and vision coverage, life insurance, and disability (long- and short-term) insurance to executive officers under the same programs offered to all salaried employees. All participating employees pay a percentage of the cost of these programs.

401(k) Plan.

        For the year ended December 31, 2007, our executive officers participated in our 401(k) / Profit Sharing Plan ("401(k) Plan") on the same terms as provided to all of our salaried employees. The 401(k) Plan permits participants to make pre-tax salary contributions up to the maximum amount permitted under the Internal Revenue Code. We did not contribute any matched amount against the pre-tax salary contributions made by participants.

Limited Perquisites.

        For the year ended December 31, 2007, we provided limited perquisites to executive officers, without tax gross-ups. Two such perquisites are (1) provision of home security services for the named executive officers and (2) ability to participate in the Leadership Charitable Giving Program. The Leadership Charitable Giving Program provides for the ability of certain executive officers to support local community charitable organizations. See "Summary Compensation Table" for itemized disclosure of certain perquisites provided to the named executive officers.

Gain Sharing Program.

        For the fiscal year ended December 31, 2007, our Gain Sharing Program provided for ten percent (10%) of our quarterly net income to be distributed equally to all of our eligible employees and directors. See "Director Compensation" and "Summary Compensation Table" for amounts paid to our named executive officers and directors under the Gain Sharing Program for the fiscal year ended December 31, 2007. We did not calculate or pay gain sharing for the fourth quarter of 2007 because our total net income for the year ended December 31, 2007 was less than the previously reported net income for the nine-month period ended September 30, 2007.

        In the third fiscal quarter of 2007, the Compensation Committee eliminated the eligibility of independent directors to participate in the Gain Sharing Program, and in February 2008, the Compensation Committee eliminated the eligibility of all other directors to participate in the Gain Sharing Program. Additionally, in September 2008, the Compensation Committee decided that no executive officer who is eligible to participate in Short Term Incentive Plan will be eligible to participate in our Gain Sharing Program in 2008.

2007 Change in Control Arrangements

        To retain the senior leadership team and enable the management team to negotiate effectively for shareholders without concern for their own future in the event of any actual or threatened change in control of the Company, we adopted change in control severance protections for our Chief Executive Officer and other executive officers, including named executive officers ("Covered Officers"). Covered Officers receive no payments or benefits under these arrangements unless their employment ends following a change in control. See "Potential Payments upon Termination or Change in Control" for a further discussion of these arrangements.

2007 and Prior Period Employment Agreements

Chief Executive Officer.

        On January 27, 2005, we entered into a standard employment offer letter agreement (an offer letter in the form as provided to all employees) with Gordon McGilton as Chief Executive Officer, effective January 1, 2005, providing for $15,000 a month in base salary with a bonus of $180,000 after twelve months paid either in cash or in common stock, the right to receive $15,000 per month in stock or cash equivalent and the right to participate in a Company qualified stock option plan.

        On January 13, 2006, our board of directors approved new compensation for Mr. McGilton, effective January 1, 2006, providing for cash compensation equal to $35,000 per month, relocation expenses of $30,000 upon separation from the Company for any reason, an equity grant of 300,000 shares of common stock, plus an option to purchase 1,000,000 shares of our unregistered common stock. On October 25, 2006, our board of directors approved new compensation for Mr. McGilton, effective January 1, 2007, providing for cash compensation equal to $40,000 per month and an additional option to purchase 500,000 shares of our unregistered common stock.

Chief Operating Officer.

        On April 11, 2006, we entered into a non-standard employment agreement with Raymond Pollard ("Pollard Employment Agreement") as Chief Operating Officer providing for an annual salary of $240,000, an equity grant equal to $40,000 on the first and second anniversary dates of employment, a one-time relocation payment of $30,000, the right to participate in our employee benefits and eligibility to participate in our Gain Sharing Program and stock incentive program. The Pollard Employment Agreement also provided for a salary guarantee equal to twenty-four months of salary such that if Mr. Pollard was terminated without cause during the first twenty-four months of employment, he would receive a one-time lump-sump severance payment equal to any remaining salary compensation. See "Separation Agreements" below for a description of the payments made to Mr. Pollard upon his termination of employment with the Company.

Chief Financial Officer.

        On January 18, 2007, we entered into an employment offer letter agreement with Michael S. Durski as Chief Financial Officer, providing for an annual salary of $180,000, paid-time off and paid holidays, participation in the 401(k) Plan, the right to participate in our employee benefits, and a one-time relocation benefit allowance of $35,000. See "Separation Agreements" below, for a description of the payments made to Mr. Durski upon his termination of employment with the Company.

General Counsel.

        On November 15, 2004, we entered into an employment agreement with R. Scott Ervin as General Counsel, providing for an annual salary of $118,000, the right to participate in our employee benefits, relocation expenses of $15,000, a performance bonus at the discretion of our board of directors, eligibility to participate in our stock incentive program and an equity grant of 500,000 common shares and four Series C Preferred shares. For a period of time, up and until the time of his departure, Mr. Ervin also served as our Acting Chief Financial Officer. See "Separation Agreements" below, for a description of the payments made to Mr. Ervin upon his termination of employment with the Company.

Co-General Counsel.

        On May 24, 2007, we entered into an employment offer letter with Denise Speaks as Co-General Counsel, providing for an annual salary of $250,000, the right to participate in our employee benefits, and relocation expenses of $35,000. See "Separation Agreements" below, for a description of the payments made to Ms. Speaks upon her termination of employment with the Company.

Actions Taken in 2008

        In early 2008, the Compensation Committee became concerned that our compensation program was not competitive with the marketplace and engaged an external, independent compensation consultant, Hewitt Associates LLC ("Hewitt") to assist in a thorough review of the program. As part of this review, the Compensation Committee determined that the executive compensation program was no longer aligned with the Compensation Committee's stated compensation philosophy, which is outlined below. For more information see "Use of Compensation Consultants" below. Further, the Compensation Committee reviewed its processes and procedures for considering executive compensation. The Compensation Committee determined to re-state and modify certain core compensation program principles to realign them with our business operating and compensation philosophies:

  •
  Total compensation is to be competitive with the marketplace. To ensure that our executive compensation program is more competitive, we, with the assistance of management and Hewitt, measured certain key elements of executive compensation as against other companies of similar revenue size, market capitalization, and industry. For certain positions, Hewitt did not focus specifically on defense companies because we believe that the market for our executive talent is broader than the defense industry, but reviewed a peer group of defense contractors and general industry peers. For 2008, compensation for our executives is compared to the market 50th percentile to assess competitiveness.

  •
  Stock ownership is to be emphasized. One conclusion drawn from our review of the executive compensation program is that stock ownership by our executives is critical in order to align the interests of our executives with those of our shareholders. The Compensation Committee, with the assistance of Hewitt, has developed a long-term program designed to support stock ownership. Our board of directors, upon the recommendation of the Compensation Committee, approved the adoption of the Force Protection, Inc. 2008 Stock Plan (the "2008 Stock Plan"), subject to shareholder approval, under "Proposal Four—Approval of the Force Protection, Inc. 2008 Stock Plan".

  •
  Adoption of a Short Term Incentive Plan. In February 2008, the Compensation Committee approved, for eligible executives, performance metrics and target levels for the 2008 Short Term Incentive Plan. For more information see "Short Term Incentive Plan" below.

Use of Compensation Consultants.

        Hewitt reports directly to the Compensation Committee chairman, but may work with management as necessary in fulfilling its responsibilities to the Compensation Committee. The Compensation Committee may meet in executive session with the consultant and is free to speak directly with them. In 2008, Hewitt assisted the Compensation Committee and management with the following tasks:

  •
  Development of the compensation peer group;

  •
  Benchmarking of executive pay levels;

  •
  Benchmarking of outside director pay levels;

  •
  Review of severance and change in control arrangements;

  •
  Review of the proposed 2008 Stock Plan, including the modeling of the proposed share pool;

  •
  Review of the Compensation Discussion & Analysis section of this Proxy Statement; and

  •
  Development of the total shareholder return performance graph.

Composition Peer Group.

        Two peer groups were used in assessing market pay levels, a defense industry group ("Defense Industry") that represents companies in a similar line of business, and a general industry group ("General Industry") to provide a broader measure of competitors for talent at Force Protection.

        The Defense Industry group was comprised of 20 companies in the Standard and Poor's Aerospace and Defense industry with revenues and market capitalization between $500 million and $3 billion. In addition, LMI Aerospace, Inc. and Ducommun, Inc. were included in the group even though they did not meet the above criteria because they are relevant peer companies. Median revenue and market capitalization for this group was $846 million and $1.4 billion, respectively.

        The General Industry group was comprised of 37 companies from Hewitt's total compensation measurement with revenue between $500 million and $1.7 billion. The median revenue for the General Industry group was $1.1 billion.

        In general, the pay levels for the two peer groups are similar.

        The following table contains the companies in the two peer groups.

Defense Industry Peer Group	General Industry Peer Group
AAR Corp.	Alpharma Inc.
Alion Science And Technology	Ameron International Corporation
Ceradyne Inc.	Belden Inc.
Cubic Inc.	Brady Corporation
Curtiss-Wright Corp.	Cabot Oil & Gas Corporation
DRS Technologies Inc.	Callaway Golf Company
Ducommun Inc.	Cimarex Energy Co.
Dyncorp International Inc.	Coca-Cola Bottling Co. Consolidated
EDO Corp.	Curtiss-Wright Corporation
Esterline Technologies Corp.	Donaldson Company, Inc.
Gencorp Inc.	Edwards Lifesciences LLC
Heico Corp.	Federal Signal
Hexcel Corp.	Fossil, Inc.
LMI Aerospace Inc.	Fraser Papers Inc.
Moog Inc.	Graco Inc.
Orbital Sciences Corp.	H.B. Fuller Company
Teledyne Technologies Inc.	Innophos, Inc.
TransDigm Group Inc.	Kaman Corporation
Triumph Group Inc.	Kennametal Inc.
United Industrial Corp.	Kinetic Concepts Inc.
Milacron Inc.
Mine Safety Appliances Co.
Neenah Paper, Inc.
Newfield Exploration Company
OMNOVA Solutions Inc.
Pioneer Natural Resources Company
Playtex Products, Inc.
Polaris Industries Inc.
Rayonier Inc.
Revlon Inc.
Sensient Technologies Inc.
TriMass Corporation
Valeant Pharmaceuticals International
Valmont Industries, Inc.
Walter Industries, Inc.
Waters Corporation
Woodward Governor Company

Executive Pay Benchmarking.

        At the Compensation Committee's request, Hewitt evaluated the Company's compensation programs and made recommendations to better align the Company's compensation programs with the organization's compensation philosophy and business strategies. After conducting its review of our compensation program, Hewitt concluded that our executive compensation program was not competitive in several different areas:

  •
  Base salary levels are significantly below market median levels;

  •
  Total cash compensation levels are also significantly below market due to the lack of an annual incentive plan; and

  •
  The lack of an annual long-term incentive plan results in total compensation being significantly below market, at least 65% below each position's market medians.

        Based on these findings, Hewitt recommended that our Compensation Committee consider realigning our executive compensation program as follows:

  •
  Adjust base salary levels to the median of the peer groups;

  •
  Introduce an annual short-term incentive plan that provides a link between pay and key performance metrics and performance levels selected by management and approved by the committee. Target opportunities under the plan should approximate the median target opportunity of the peer groups; and

  •
  Introduce an annual long-term incentive plan to provide a link between the executive's wealth accumulation and the long-term performance of the Company. Awards under the plan should approximate the median of the peer group in connection with the revised base salaries and the short-term incentive plan; the long-term incentive plan should result in a target total compensation at the median of the peer group.

        Based on Hewitt's recommendations, the Compensation Committee took several steps following the end of 2007 to make our executive compensation program more competitive and more aligned with shareholders' interests.

        Other than the services described above, Hewitt does not provide any services to the Company or the Compensation Committee and all work requested to be performed by Hewitt must be approved by the Compensation Committee.

Base Salary.

        As discussed above, base salaries for our executive officers were adjusted to more closely reflect market median levels. Upon the execution of his employment agreement, Mr. Moody's salary was increased to $560,000.

Short Term Incentive Plan.

        In February 2008, the Compensation Committee approved, for eligible executives, performance metrics and target performance levels for the 2008 Short Term Incentive Plan, which is not a shareholder approved plan. For 2008, 7 executives are eligible to participate in the 2008 Short Term Incentive Plan. The following table describes the plan.

Measure(1)	Weighting
(1) Inventory Turns	1/6
(2) Gross Profit (as a %)	1/6
(3) G&A (as a % of Revenue)	1/6
(4) Cash at Year End	1/6

    (1)
    The Company included two additional metrics that we deem proprietary; each will have a 1/6 weighting.

        Each executive's payout from the plan is dependent upon the level of performance on the above measures and range as follows (as a Percent of Salary):

Executive	Threshold(1)	Target(2)
Chief Executive Officer	0	75%
Executive Vice President, Finance	0	50%
Chief Strategy Officer, General Counsel and Secretary	0	50%
Executive Vice President, Development	0	50%
Executive Vice President, Operations	0	50%
Executive Vice President, Customer Operations	0	50%

    (1)
    Increase of 2008 performance as compared to 2007 Performance.

    (2)
    Target is a percentage of base salary.

2008 Stock Plan.

        At its February 20, 2008 meeting, upon the recommendation of the Compensation Committee, our board of directors approved the adoption of the 2008 Stock Plan, subject to approval of our shareholders at the 2008 Annual Meeting. See "Proposal No. Four—Approval of the Force Protection, Inc. 2008 Stock Plan."

Severance Agreements (change of control arrangements).

        Our "change in control" arrangements are intended to serve the objectives of fairness and support for difficult organizational decisions. These arrangements are established with the advice of Hewitt, based on competitive and market trends. The Compensation Committee determined that these arrangements provide a benefit to us and our shareholders.

        As part of the compensation program review undertaken in early 2008, the Compensation Committee determined that the above change in control arrangements were not competitive with the market and did not meet the stated goals. In conjunction with Hewitt and recommendations of senior management, the Compensation Committee has approved severance agreements (change of control arrangements) for certain executive officers. See "Compensation Discussion and Analysis—Actions Taken in 2008" above.

        In March and April 2008, we entered into severance agreements (change of control agreements) with each of our named executive officers and certain other executives (the "Severance Agreements"). Although Mr. Moody is not party to a Severance Agreement, his employment agreement has similar provisions. See "—Actions Taken in 2008—Employment Agreements—Severance Agreements," below for the provisions regarding severance for our Chief Executive Officer, effective in 2008, upon a change in control. These agreements improve on the existing severance protections for our executive officers and provide an additional inducement to secure the executives' continued service and, in the event of any threat or occurrence of, or negotiation or other action that could lead to, or create the possibility of, a change in control, ensure the executives' continued and undivided dedication to their duties when faced with the possibility of change in control. Amounts paid under the Severance Agreements are in lieu of all other severance or similar payments or benefits. For more information see "Potential Payments Upon Termination or Change in Control" below.

 Employment Agreements.

        On March 19, 2008, the Company entered into an employment agreement with Michael Moody ("Moody Employment Agreement") in order to be competitive in recruiting and retaining top executive officers, such as Mr. Moody. The Moody Employment Agreement, effective March 1, 2008, provides for an annual base salary of not less than $560,000, an annual cash bonus with a target bonus of no more than 75% of the annual base salary based on the attainment of certain performance goals, and the right to participate in all employee benefit plans, including the 2008 Stock Plan, if approved by our shareholders, and three weeks of paid vacation. Under the Moody Employment Agreement, Mr. Moody may be terminated with or without "cause" (as defined in the Moody Employment Agreement) and Mr. Moody may terminate his employment with or without "good reason" (as defined in the Moody Employment Agreement).

        Under the Moody Employment Agreement, if Mr. Moody's employment is terminated for a Nonqualifying Termination (as defined in the Moody Employment Agreement) event, Mr. Moody is entitled to receive:

  •
  a lump-sum cash payment equal to his base salary accrued through the date of termination;

  •
  any unpaid bonus accrued through the date of termination, any accrued vacation;

  •
  a one-time relocation benefit of $30,000; and

  •
  any other payments or benefits to which he would have been entitled to under the terms of any other Company compensation arrangement.

        If Mr. Moody's employment is terminated other than by reason of a Nonqualifying Termination event, Mr. Moody is entitled to receive:

  •
  a lump-sum cash payment equal to his base salary accrued through the date of termination;

  •
  any unpaid bonus accrued through the date of termination, any accrued vacation,

  •
  a one-time relocation benefit of $30,000;

  •
  any other payments or benefits to which he would have been entitled to under the terms of any other Company compensation arrangement;

  •
  a pro-rata portion of his annual bonus;

  •
  lump-sum cash payment equal to his annual base salary plus the greatest of his target bonus for the year in which termination occurred and the average of his bonuses earned over the preceding two years;

  •
  acceleration of vesting of any equity awards for a twelve month period after his termination; and

  •
  the ability to elect payment of his COBRA premiums for a period of twelve months.

        If Mr. Moody's employment is terminated by reason of a Qualifying Termination (as defined in the Moody Employment Agreement) in connection with a change in control, Mr. Moody is entitled to receive:

  •
  a lump-sum cash payment equal to his base salary accrued through the date of termination;

  •
  any unpaid bonus accrued through the date of termination, any accrued vacation,

  •
  a one-time relocation benefit of $30,000;

  •
  any other payments or benefits to which he would have been entitled to under the terms of any other Company compensation arrangement;

  •
  a pro-rata portion of his annual bonus;

  •
  lump-sum cash payment equal to two times his annual base salary plus the greatest of his target bonus for the year in which termination occurred, the target bonus for the fiscal year in which the change in control occurs and the average of his bonuses earned over the preceding two years;

  •
  acceleration of vesting of any outstanding equity awards; and

  •
  the ability to elect payment of his COBRA premiums for a period of eighteen months.

        In addition, if the value of certain payments that are contingent upon a change in control, referred to as parachute payments, exceed a safe harbor amount and Mr. Moody becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the executive is entitled to receive an additional payment to cover the additional tax and any interest and penalties incurred.

        In consideration for the benefits received under the Moody Employment Agreement, Mr. Moody agreed that during his employment and for 12 months after the date of his termination he will not compete with us and not solicit any of our clients or employees. Mr. Moody also agreed not to disclose any of our confidential information, except as required by law or with our prior written consent, and not to disparage us. Mr. Moody also agreed to release, waive, and discharge any claims against us at the time of termination.

Separation Agreements.

        On January 31, 2008, we entered into a Separation Agreement ("McGilton Separation Agreement") with Gordon McGilton, our then Chief Executive Officer, in connection with Mr. McGilton's retirement as Chief Executive Officer and as a director of the Company effective as of January 31, 2008. The McGilton Separation Agreement provided for a lump sum payment to Mr. McGilton of $60,000 on January 31, 2008, reduced by any applicable tax withholdings, and the right to elect continuation of employee benefit coverage under COBRA. In consideration for these severance benefits, Mr. McGilton agreed to a 12-month non-compete and agreed not to solicit any of our clients or employees for 12 months after his departure from the Company. Mr. McGilton also agreed not to disclose any of our confidential information and agreed to release, waive, and discharge any claims against us.

        On March 10, 2008, we entered into a Separation Agreement ("Durski Separation Agreement") with Michael Durski, our then Chief Financial Officer, in connection with his departure from the

Company effective February 29, 2008. The Durksi Separation Agreement provided for a severance payment equal to Mr. Durski's current annual base salary for a period of one year, accrued and unpaid vacation pay in the amount of $10,000, and the right to elect continuation of employee benefit coverage under COBRA. In consideration for these severance benefits, Mr. Durksi agreed to a 12-month non-compete and agreed not to solicit any of our clients or employees for 12 months after his departure from the Company. Mr. Durksi also agreed not to disclose any of our confidential information, except as required by law or with our prior written consent. In addition, Mr. Durksi agreed to release, waive, and discharge any claims against us.

        On March 18, 2008, the Company entered into a Separation Agreement ("Pollard Separation Agreement") with Raymond Pollard, our then Chief Operating Officer, in connection with his departure from of the Company effective March 3, 2008. The Pollard Separation Agreement provided for a severance payment equal to Mr. Pollard's current annual base salary for a period of one year, a payment in the amount of $40,000 representing the remaining salary guarantee as provided in the Pollard Employment Agreement, an equity grant of common stock equal to $40,000 as provided in the Pollard Employment Agreement, accrued and unpaid vacation pay in the amount of $7,846, and the right to elect continuation of coverage of employee benefit coverage under COBRA. In consideration for these severance benefits, Mr. Pollard agreed to a 12-month non-compete and agreed not to solicit any of our clients or employees for 12 months after his departure from the Company. Mr. Pollard also agreed not to disclose any of our confidential information, except as required by law or with our prior written consent. In addition, Mr. Pollard agreed to release, waive, and discharge any claims against us.

        On April 4, 2008, Ms. Speaks executed the general release provided for as an attachment to the Severance Agreement she entered into with us in exchange for the payment of $400,000 in accordance with the terms of the Severance Agreement she entered into with us.

Severance Agreements.

        In March and April 2008, we entered into the Severance Agreements with each of the Company's named executive officers and certain other executive officers. Under the Severance Agreements, the relevant executive officers agree to not voluntarily leave the Company without "good reason" (as defined in the Severance Agreements) for ninety days following a change in control which is defined as (a) any person becoming a beneficial owner of our securities representing 35% or more of the voting power of the Company, subject to certain provisions and exceptions; (b) individuals holding seats on our board of directors as of February 29, 2008, ceasing to constitute at least a majority of our board of directors, given certain exceptions; (c) our consummation of a merger or other similar transaction, subject to certain further provisions and rules; (d) our shareholders approving a plan of complete liquidation or distribution; or (e) the consummation of a sale of the assets of the Company and our subsidiaries to an entity that is not an affiliate of the Company.

        However, if a named executive officer's employment is terminated by reason of a Nonqualifying Termination (as defined in the Severance Agreements), then the executive is entitled to a lump-sum cash amount equal to (i) the executive's base salary accrued through the date of termination; (ii) any accrued vacation; (iii) any unpaid bonus accrued through the date of termination; and (iv) any unreimbursed expenses through the date of termination as well as any other payments or benefits to which the executive would have been entitled under the terms of any other Company compensation arrangement.

        If a named executive officer's employment is terminated other than by reason of a Nonqualifying Termination event (as defined in the Severance Agreements), the executive is entitled to receive a lump-sum cash amount equal to (i) the executive's base salary accrued through the date of termination; (ii) any accrued vacation; (iii) any unpaid bonus accrued through the date of termination; (iv) any unreimbursed expenses through the date of termination; (v) a lump-sum cash payment equal to the sum of the executive's base salary and the greatest of any target bonus for the fiscal year and average of the actual bonuses earned in the preceding two years; (vi) a lump-sum cash amount equal to a pro-rata portion of the executive's annual bonus for the year of termination; (vii) the ability to elect the payment of any COBRA premiums for a period of twelve months; (viii) the acceleration of vesting or lapse of forfeiture for an additional twelve months for any outstanding equity awards; and (ix) any other payments or benefits to which the executive would have been entitled to under the terms of any other Company compensation arrangement.

        If the named executive officer's employment is terminated other than by reason of a Nonqualifying Termination (as defined in the Severance Agreements) in anticipation of or during the two-year period commencing on the change in control, the executive is entitled to receive lump-sum cash amount equal to (i) the executive's base salary accrued through the date of termination; (ii) any accrued vacation; (iii) any unpaid bonus accrued through the date of termination; and (iv) any unreimbursed expenses through the date of termination; (v) a lump-sum cash amount equal to a pro-rata portion of the executive's annual bonus for the year of termination; the acceleration of vesting or lapse of forfeiture of all outstanding equity awards; (vi) any other payments or benefits to which the executive would have been entitled to under the terms of any other Company compensation arrangement; and (vii) a lump-sum cash amount equal to 1.5 times the sum of the executive's highest rate of annual base salary during the year prior to the date of termination and the greatest of (x) the executive's target bonus for the year of termination, (y) the executive's target bonus for the year in which the change in control occurs and (z) the average of the actual bonus earned during the two proceeding fiscal years prior to the year in which the change in control occurs. Under such circumstances, we are also obligated to pay a portion of the executive's COBRA premium equal to the amount that we would have paid for the executive's health benefits if the executive was our employee for up to eighteen months; this obligation will terminate if the executive becomes employed with another employer and becomes eligible to receive substantially similar or improved health benefits from such employer. In addition, if the value of certain payments that are contingent upon a change in control, referred to as parachute payments, exceed a safe harbor amount and the executive becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the executive is entitled to receive an additional payment to cover the additional tax and any interest and penalties incurred.

        Under the Severance Agreements and in consideration for future severance benefits, the named executive officers agreed to a 12 month non-compete and agreed not to solicit any of our clients or employees for 12 months after departure from the Company. The named executive officers also agreed not to disclose any of our confidential information, except as required by law or with our prior written consent, and not to disparage the Company. In addition, to be entitled to severance payments and benefits, the executive must execute a general release of claims in favor of the Company and our affiliates.

Role of Chief Executive Officer in Compensation Decisions

        The Compensation Committee makes all final compensation decisions for the named executive officers and approves recommendations regarding equity awards, if any, for all elected officers of the Company. Decisions regarding the non-equity compensation of other executive officers are made by our chief executive officer.

        Our chief executive officer annually reviews the performance of each named executive officer (other than the chief executive officer whose performance is reviewed by the Compensation Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee may exercise its discretion in modifying any recommended adjustments or awards to executive officers.

Additional Policies

Tax and Accounting Considerations.

        When it reviews compensation matters, the Compensation Committee considers the anticipated tax treatment of various payments and benefits to us and, when relevant, to its executives. Where practical, the Committee seeks to design compensation programs so that all compensation paid to the executive officers will qualify for deduction from our income taxes. However, the Compensation Committee reserves the right to authorize the payment of non-deductible compensation if it deems that it is appropriate to do so under the circumstances.

        The Compensation Committee also considers the accounting treatment of its compensation programs but, aside from overall cost, accounting treatment is generally not a factor in determining compensation.

Hedging Policy.

        It is the Company's policy that all employees, including the named executive officers, cannot purchase or sell options on common stock, engage in short sales with respect to common stock or trade in puts, calls, straddles, equity swaps, or other derivative securities that are directly linked to common stock.

Pension Benefits.

        The Company does not maintain any tax-qualified defined benefit pension plans or supplemental executive retirement plans.

Nonqualified Deferred Compensation Life Insurance Agreements.

        The Company does not maintain any nonqualified deferred compensation plans or arrangements.

Deductibility of Executive Compensation.

        As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals unless certain guidelines are followed. We believe that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers. For fiscal 2007, except for Gordon McGilton, no named executive officer received executive compensation under Section 162(m) of the Internal Revenue Code in excess of $1,000,000.

Summary Compensation Table

        The following table sets forth information concerning total compensation earned or paid to our chief executive officer, president, chief financial officer and our other most highly compensated executive officers who served in such capacities as of December 31, 2007 for services rendered to us during the year ended December 31, 2007. The table also sets forth total compensation paid to Scott Ervin, our former Acting Chief Financial Officer, who resigned in January 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	TOTAL ($)
Gordon McGilton(6),	2007	$480,000	$2,415	—	—	—	—	$98,039	$580,454
Chief Executive Officer	2006	$421,576	—	$216,000	$723,991	—	—	$57,263	$1,418,830
Michael Moody(7),	2007	$79,615	$1,075	—	—	—	—	$157,415	$238,105
President	2006	—	—	—	—	—	—	—	—
Michael Durski(8),	2007	$159,231	$2,415	—	—	—	—	$44,824	$206,470
Chief Financial Officer	2006	—	—	—	—	—	—	—	—
Raymond Pollard,	2007	$240,000	$2,415	$25,000	—	—	—	$10,376	$277,791
Chief Operating Officer	2006	$151,677	—	$55,000	—	—	—	$87,264	$293,941
Denise Speaks(9),	2007	$129,808	$2,115	—	—	—	—	$30,000	$161,923
Co-General Counsel	2006	—	—	—	—	—	—	—	—
Scott Ervin(10),	2007	$43,615	$5,000	—	—	—	—	$36,999	$85,614
Former Acting Chief Financial Officer	2006	$176,215	—	—	—	—	—	$57,263	$233,478

(1)
For the year ended December 31, 2007, we made awards to all of our employees under our Gain Sharing Program, pursuant to which ten percent (10%) of our quarterly net income is distributed equally to all of our eligible employees and directors. We did not calculate or pay gain sharing for the fourth quarter of 2007 because our total net income for the year ended December 31, 2007 was less than the previously reported net income for the nine-month period ended September 30, 2007. Other than through this program, during 2007 we did not offer an incentive compensation opportunity to "named executive officers" or any other employee. As of February 2008, none of our directors are eligible to participate in our Gain Sharing Program.

(2)
Amounts in this column reflect the expense recognized by the Company for accounting purposes calculated in accordance with FASB Statement 123(R) for grants of shares of our stock in 2006 and 2007. On February 13, 2006, Mr. McGilton received a grant of 300,000 shares of our common stock at a price of $0.72 per share valued pursuant to a resolution of our board of directors dated January 13, 2006. On June 1, 2007, Mr. Pollard received a grant of 20,513 shares of our common stock at a price of $1.95 per share valued pursuant to the Pollard Employment Agreement dated April 11, 2006.

(3)
For the years ended December 31, 2006 and 2007, we did not have a shareholder approved equity incentive plan. On January 13, 2006, Mr. McGilton was granted an option to purchase 1,000,000 shares of our common stock at an exercise price of $0.72 per share with a vesting date of January 1, 2007. On October 25, 2006, Mr. McGilton was granted an option to purchase 500,000 shares of our common stock at an exercise price of $7.48 per share with immediate vesting and expiration five years after the grant date or 120 days from the date Mr. McGilton departs the Company. The options were valued at the amount recognized for financial statement reporting purposes for the fair value of the stock options granted in accordance with FASB Statement No. 123(R).

(4)
For the years ended December 31, 2006 and 2007, we did not have an approved nonequity incentive plan or a deferred compensation plan.

(5)
Amounts shown in this column are detailed in the chart below:

		Taxable Fringe Benefits (Medical, Dental, Vision & Life)
						Director Compensation
	Year		Leadership Charitable Giving	Home Security Surveillance	Company Relocation Benefits	Fees earned or paid in cash	Stock Awards ($)
McGilton*	2007	$5,664	$10,000	$376	—	$51,000	$30,999
	2006	—	—	—	—	$18,000	$39,263
Moody*	2007	—	—	—	$30,000	$72,000	$55,415
	2006	—	—	—	—	—	—
Durski	2007	$4,824	$5,000	—	$35,000	—	—
	2006	—	—	—	—	—	—
Pollard*	2007	—	$10,000	$376	—	—	—
	2006	—	—	—	$30,000	$18,000	$39,264
Speaks	2007	—	—	—	$30,000	—	—
	2006	—	—	—	—	—	—
Ervin*	2007	—	—	—	—	$6,000	$30,999
	2006	—	—	—	—	$18,000	$39,263

    (*)
    Executive members of our board of directors received director cash compensation and participated in our Gain Sharing Program for the year ended December 31, 2007. As of February 2008, no executive members of our board of directors are eligible to receive any cash or non-cash compensation for serving as a director, and as of our third fiscal quarter of 2007, none of our directors are eligible to participate in our Gain Sharing Program. During 2006, Mr. McGilton received $18,000 in director cash compensation and was granted 15,387 shares of our common stock valued at $39,263; Mr. Pollard received $18,000 in director cash compensation and was granted 11,560 shares of our common stock valued at $39,264 for the period prior to his resignation from our board of directors on August 4, 2006; Mr. Ervin received $18,000 in director cash compensation and was granted 15,387 shares of our common stock valued at $39,263.

(6)
Mr. McGilton retired as our Chief Executive Officer and retired from our board of directors, each effective on January 31, 2008.

(7)
Mr. Moody was appointed as our President on September 18, 2007 and was appointed Chairman of our board of directors on January 8, 2008. On February 29, 2008, he was appointed as our Chief Executive Officer.

(8)
Mr. Durski joined the Company effective January 19, 2007. Mr. Durski departed the Company on February 29, 2008.

(9)
Ms. Speaks joined the Company on June 18, 2007. Ms. Speaks departed the Company on April 4, 2008.

(10)
Mr. Ervin resigned from the Company effective as of January 31, 2007.

 Grants of Plan-Based Awards Fiscal Year 2007

        The table below sets forth each grant of stock or option awards to the Company's named executive officers for the year ended December 31, 2007.

					All Other Stock Awards: No. of Shares of Stock or Units (#)	All Other Option Awards: No. of Securities Underlying Options (#)
							Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards
Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Grant Date
Name		Threshold	Target	Maximum
Gordon McGilton Chief Executive Officer	—	—	—	—	—	—	—	—
Michael Moody President	—	—	—	—	—	—	—	—
Michael Durski Chief Financial Officer	—	—	—	—	—	—	—	—
Raymond Pollard Chief Operating Officer	06/01/07	—	—	—	—	20,513	—	$40,000
Denise Speaks Co-General Counsel	—	—	—	—	—	—	—	—
Scott Ervin Former Acting Chief Financial Officer	—	—	—	—	—	—	—	—

        Mr. Pollard's award was granted pursuant to the Pollard Employment Agreement, under which Mr. Pollard was to receive a grant of $40,000 worth of our restricted common stock on each of the first and second anniversaries of his employment. 20,513 shares of our common stock were issued to Mr. Pollard on June 1, 2007 for his services rendered through the first anniversary of his employment.

 Outstanding Equity Awards at 2007 Year-End

        The following table shows the unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of the end of the Company's last completed fiscal year.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Equity Incentive Plan Awards Number of Securities Underlying Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested	Market Value of Nonvested Shares or Units of Stock Held That Have Not Vested	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, or Other Rights That Have Not Vested
McGilton(1)	500,000	—	—	$7.48	05/31/2008	—	—	—	—
Moody	—	—	—	—	—	—	—	—	—
Durski	—	—	—	—	—	—	—	—	—
Pollard	—	—	—	—	—	—	—	—	—
Speaks	—	—	—	—	—	—	—	—	—
Ervin	—	—	—	—	—	—	—	—	—

(1)
The aggregate in-the-money value of Mr. McGilton's stock options as of December 31, 2007 was $1,560,958. These stock options were granted by the Company on October 25, 2006 and vested quarterly in 2007 with full vesting by December 31, 2007. Mr. McGilton's stock options were unexercised as of December 31, 2007 and expired 120 days after his date of retirement, which was January 31, 2008.

Option Exercises and Stock Vested

        The following table gives information for stock options exercised by our named executive officers and stock awards held by our named executive officers that vested during the year ended December 31, 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired or Vested	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
McGilton(1)	1,000,000	$21,730,000	—	—
Moody	—	—	—	—
Durski	—	—	—	—
Pollard(2)	—	—	20,513	$40,000
Speaks	—	—	—	—
Ervin	—	—	—	—

(1)
Mr. McGilton exercised these options on January 17, 2007. In exchange for $720,000 paid to the Company, Mr. McGilton subsequently sold a number of these shares on January 24, 25, and 26 resulting in a value of $21,730,000 to Mr. McGilton.

(2)
Awarded pursuant to the Pollard Employment Agreement, under which Mr. Pollard was to receive a grant of $40,000 worth of our restricted common stock on each of the first and second anniversaries of his employment. 20,513 shares of our common stock were issued on June 1, 2007 for his services rendered through the first anniversary of his employment. The common stock is unregistered and is subject to Rule 144 before transfer or disposal.

 Pension Benefits

        The Company did not provide for any payments or other benefits to its named executive officers in connection with retirement for the year ended December 31, 2007.

Nonqualified Deferred Compensation

        The Company did not have any plan providing for the deferral of compensation for its named executive officers for the year ended December 31, 2007.

Potential Payments Upon Termination or Change in Control

        As of December 31, 2007, all of our executive officers were employed at-will. Except as described below, executive officers have no contractual entitlement to any severance or other termination benefits upon a termination of employment.

        On July 7, 2006, our board of directors approved a resolution providing for change in control severance benefits for Mr. McGilton, named executive officers and other key employees. A "change in control" for this purposes means a 51% stock acquisition by a person not controlled by the Company, or a merger or consolidation of the Company such that after giving effect to the transaction, our shareholders immediately prior to such transaction own less than 51% of the aggregate voting power of the Company, or we sell or transfer our assets, as an entirety or substantially as an entirety, and our shareholders immediately prior to such transaction own less than 33% of the aggregate voting power of the acquiring entity immediately after the transaction.

        Pursuant to such change in control severance benefits, if Mr. McGilton's employment with the Company terminated for any reason following a change in control, he would be entitled to the immediate vesting of specified stock options granted in January 2006 and a lump-sum cash severance payment equal to six months' base salary. If his employment terminated or he resigned, he would have received a lump-sum cash severance payment equal to $240,000 and 1,000,000 shares of our unregistered common stock subject to outstanding stock options would have vested in full. In lieu of the above, Mr. McGilton received a lump sum payment of $60,000 on January 31, 2008, reduced by applicable withholdings, and the right to elect continuation of employee benefit coverage under COBRA pursuant to the McGilton Separation Agreement. See "Separation Agreements" above for a description of the McGilton Separation Agreement.

        If the employment of a named executive officer (other than the Chief Executive Officer) terminated for any reason (other than for cause) during the one-year period commencing on a "change in control," the executive was entitled to receive a lump-sum cash severance payment in the amount of $40,000. These provisions have been superseded by the terms of the new Severance Agreements. See "Severance Agreements (change of control arrangements)" above for more information.

        The following chart shows the potential severance payments to our executive officers upon termination of employment or a change in control as of December 31, 2007.

Name	Cash Severance	Other Benefit	Total Value of Change in Control Related Benefits
Gordon McGilton Chief Executive Officer	$240,000	$205,606	$445,606
Michael Moody President	$40,000	—	$40,000
Michael Durski Chief Financial Officer	$40,000	—	$40,000
Raymond Pollard Chief Operating Officer	$40,000	—	$40,000
Denise Speaks Co-General Counsel	$40,000	—	$40,000
Scott Ervin Former Acting Chief Financial Officer	$40,000	—	$40,000

PROPOSAL TWO: APPROVAL OF THE PROPOSED AMENDMENTS TO THE
COMPANY'S AMENDED ARTICLES OF INCORPORATION

Summary of Proposed Amendments

        The Board of Directors has approved the two separate amendments to our Amended Articles of Incorporation set forth below, and is now recommending these amendments to shareholders for approval. The following summary of the material terms of the amendments to the Amended Articles of Incorporation is qualified in its entirety by reference to the complete text of the Amendment to the Amended Articles of Incorporation, which is attached hereto as Annex A.

  •
  Amend Article FIFTH to increase the range of board members to one to fifteen members.

  •
  Deleting Article EIGHTH (b) regarding loans to directors.

        Our board of directors believes that it is in the best interest of the Company to increase the range of possible members of the board of directors to provide for the flexibility the Company will need as it continues to grow its operations.

        Additionally, now that the Company is subject to the SEC's and Nasdaq's corporate governance rules as a public company, it is prohibited from making loans to or guaranteeing loans made by third parties to any director, officer or employee. Accordingly, our board of directors believes that is it in the best interest of the Company to remove Article 8, relating to "Loan and Guarantees for the Benefit of Directors" from the Company's Amended Articles of Incorporation.

Vote Required

        The affirmative vote of the holders of at least a majority of the Company's outstanding common stock must vote "For" the proposed amendments to the Company's Amended Articles of Incorporation.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE PROPOSED AMENDMENTS TO THE COMPANY'S
AMENDED ARTICLES OF INCORPORATION

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm

        At its meeting held on April 10, 2008, the Audit Committee appointed Grant Thornton LLP ("Grant Thornton") as our independent registered public accounting firm for the fiscal year ended December 31, 2007 and the fiscal year ending December 31, 2008, effective as of such date. Our board of directors agrees with the appointment of Grant Thornton and believes that it is desirable to have the shareholders ratify this appointment. While ratification of this appointment is not legally required, because the Audit Committee has responsibility for the appointment of our independent registered public accounting firm, the ratification from shareholders is being sought to gauge the opinion of shareholders. Although the Audit Committee will take into consideration in future deliberations the failure of the shareholders to ratify the appointment, no determination has been made as to what action our board of directors or the Audit Committee may take, if any, if shareholders do not ratify the appointment.

        Before selecting Grant Thornton, the Audit Committee considered the firm's qualifications as an independent registered public accounting firm and concluded that it was qualified to act as the Company's independent registered public accounting firm based on its prior performance and its reputation for integrity. The Audit Committee also considered whether any non-audit services performed for the Company by Grant Thornton would impair Grant Thornton's independence and concluded that they would not.

        Representatives of Grant Thornton are expected to be present and available at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

        Jaspers + Hall, P.C. ("Jaspers + Hall") issued the independent registered public accounting firm reports on our consolidated financial statements for the fiscal years ended December 31, 2006 and 2005. On November 16, 2006, the Audit Committee dismissed Jaspers + Hall as our independent registered public accounting firm effective upon the completion of the audit of our consolidated financial statements for the fiscal year ended December 31, 2006. The reports of Jaspers + Hall on our consolidated financial statements for the fiscal years ended December 31, 2006, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or account principle.

        During the years ended December 31, 2006, 2005, 2004 and through June 5, 2007, there were (i) no disagreements with Jaspers + Hall on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jaspers + Hall, would have caused Jaspers + Hall to make reference thereto in its reports on our consolidated financial statements for such years and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with respect to us.

        On November 16, 2006, the Audit Committee appointed Elliott Davis, LLC ("Elliott Davis") to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2007. During the fiscal years ended December 31, 2005, 2004 and through November 16, 2006, we did not consult with Elliott Davis regarding the application of accounting principles to any specified transactions, either completed or proposed, the type of audit opinion that might be rendered on our financial statements or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

        On March 18, 2008, Elliott Davis informed us that it was resigning as our independent registered public accounting firm for the fiscal year ended December 31, 2007, effective immediately, and the Audit Committee accepted this resignation. Prior to its resignation, Elliott Davis issued a Statement on Auditing Standards No. 100, Interim Financial Information, review report with respect to our unaudited consolidated financial statements for the quarter ended March 31, 2007; however, Elliott Davis did not complete an audit or issue a report on our consolidated financial statements or internal control over financial reporting for the fiscal year ended December 31, 2007.

        Since Elliott Davis' appointment as our independent registered public accounting firm there have been no disagreements with Elliott Davis regarding any matters with respect to accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of Elliott Davis would have caused Elliott Davis to make reference hereto in its report on our consolidated financial statements for the fiscal year ended December 31, 2007, had such report been issued.

        During the fiscal year ended December 31, 2007, under Item 304(a)(1)(v) of Regulation S-K as promulgated by the SEC, Elliott Davis advised us that, due to the material weaknesses reported in our Notification of Late Filing on Form 12b-25 filed on March 3, 2008 in conjunction with the condition of our records and turnover of key personnel, there was a significant risk of material misstatements in our 2007 financial statements and, in the professional judgment of Elliott Davis, we were lacking the internal controls necessary to be able to develop reliable financial statements at such time. The Audit Committee discussed this matter with Elliott Davis, and Elliott Davis has been authorized to respond fully to the inquiries of Grant Thornton with respect to this matter.

        The Notification of Late Filing on Form 12b-25 filed on March 3, 2008 explains certain material weaknesses in internal control over financial reporting identified by us on a preliminary basis for the fiscal year ended December 31, 2007, including the following:

  •
  ineffective control over the financial statements closing process;

  •
  ineffective controls in accounting for inventory and the associated accounts payable expenses related to the receipt of inventory;

  •
  insufficient complement of personnel with an appropriate level of accounting knowledge, experience with the Company, and training in the application of general accepted accounting principles (GAAP) in the United States; and

  •
  ineffective controls over the completeness and accuracy of deferred tax balances.

        For further discussion of previously identified material weaknesses identified at the conclusion of management's full assessment, refer to Item 9A of our Annual Report.

        As discussed above, the Audit Committee appointed Grant Thornton as our independent registered public accounting firm for the fiscal year ended December 31, 2007 and the fiscal year ending December 31, 2008, effective April 10, 2008. During the fiscal years ended December 31, 2007 and 2006 and through April 10, 2008, we did not consult with Grant Thornton regarding the application of accounting principles to any specified transactions, either completed or proposed, the type of audit opinion that might be rendered on our financial statements or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Pre-Approval Policies and Procedures

        Consistent with the Audit Committee's responsibility for engaging the Company's independent registered public accounting firm, all audit and permitted non-audit services performed by our independent registered public accounting firm require pre-approval by the Audit Committee. The full Audit Committee approves projected services and fee estimates for these services and establishes budgets for major categories of services at its first in-person meeting of each fiscal year. The Audit Committee Chairman has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee and associated fees for pre-approved services that exceed the set budget by more than ten percent (10%). Services approved by the Audit Committee Chairman are communicated to the full Audit Committee at its next regular quarterly meeting and the Audit Committee reviews actual and forecasted services and fees for the year at each such meeting. During 2007, all services performed by the independent registered public accounting firm were pre-approved. During 2007, Elliott Davis served as the Company's independent registered public accounting firm, until their resignation in March 2008. Grant Thornton was approved by the Audit Committee as the Company's independent public accounting firm in April 2008.

Audit, Audit-Related, Tax and All Other Fees

        During, or with respect to, 2006 and 2007, Jaspers + Hall, Elliott Davis and Grant Thornton (which were incurred in 2008), respectively, billed the Company fees for professional services in the following categories and amounts:

Independent Public Accounting Fees

Type	2007 (Grant Thornton)	2007 (Elliott Davis)	2006 (Jaspers + Hall)
Audit Fees	$3,054,318	$389,275	$55,000
Audit-Related Fees	—	$112,087	—
Tax Fees	—	$26,775	—
All Other Fees	—	$9,500	—

Total	$3,054,318	$537,637	$55,000

        Audit fees were for those professional services rendered in connection with the audit of the Company's consolidated financial statements on Form 10-K, the review of the Company's quarterly condensed consolidated financial statements on Form 10-Q, which are customary under the standards of the Public Company Accounting Oversight Board (United States) and in connection with statutory audits in foreign jurisdictions. Audit-related fees were primarily for professional services rendered in connection with the filing of SEC periodic reports, due diligence assistance, and consultation on financial accounting and reporting standards. Tax fees were primarily for professional services rendered in connection with the preparation of tax returns, assistance with tax audits and technical assistance. All other fees were primarily for professional services rendered in connection with services related to accounting for our 401(k) Plan.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 AND THE FISCAL YEAR ENDING
DECEMBER 31, 2008

Audit Committee

        The Audit Committee oversees our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee's responsibilities include, among other things (1) appointing and terminating the engagement of the Company's independent registered public accounting firm and approving audit and non-audit services provided by such firm, (2) approving the overall scope of the audit, (3) assisting our board of directors in monitoring the integrity of the Company's financial statements, the qualifications and independence of the independent registered public accounting firm, the performance of the Company's internal audit functions and independent registered public accounting firm, and compliance with legal and regulatory requirements, (4) discussing the annual audited and quarterly financial statements with management and the Company's independent registered public accounting firm, (5) annually reviewing the adequacy of the Audit Committee's written charter, (6) reviewing with management any legal matters that may have a material impact on the Company, (7) reviewing with the Company's independent registered public accounting firm any audit problems or difficulties and management's response, (8) reviewing management's assessment of the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported by the Company's independent registered public accounting firm or management), (9) approving all related-party transactions, (10) reporting regularly to the full board of directors, and (11) engaging advisors, as the Audit Committee deems appropriate.

        The Audit Committee is a separately designated standing committee of our board of directors established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is comprised of Messrs. Day (Chairman) and Paxton, LTG. Thompson and MGen. Davis. The Audit Committee operates under a written charter adopted by our board of directors, a current copy of which is available on our website at www.forceprotection.net, under "Investor Relations, Board Committees". Our board of directors has determined that each of Generals Davis and Thompson and Messrs. Day and Paxton meets the independence requirements set forth in Rule 10A-3(b)(1) under the Exchange Act and the applicable rules of Nasdaq, that all of the Audit Committee members are "financially literate" and that Mr. Day qualifies as an "audit committee financial expert" as defined by Item 407(d)(5) of Regulation S-K. Pursuant to the regulations of the SEC, a person who is determined to be an "audit committee financial expert" will not be deemed an expert for any purpose, including, without limitation, for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an "audit committee financial expert" pursuant to Item 407(d)(5) of Regulation S-K. Furthermore, the designation or identification of a person as an "audit committee financial expert" pursuant to Item 407(d)(5) of Regulation S-K does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee or our board of directors in the absence of such designation or identification. Moreover, the designation or identification of a person as an "audit committee financial expert" pursuant to Item 407(d)(5) of Regulation S-K does not affect the duties, obligations or liability of any other member of the Audit Committee or our board of directors.

        The Audit Committee regularly discusses with the Company's independent registered public accounting firm the overall scope and plans for its respective audits. The Audit Committee meets with the Company's independent registered public accounting firm, with and without management present, to discuss the results of its audits, its evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee also reviews compliance with the Company's Code of Conduct and Ethics for employees and officers and is responsible for establishing and administering the Company's procedures for confidential reporting by employees of questionable accounting practices and handling complaints regarding accounting, internal controls, and other audit matters.

        In 2007, the Audit Committee met 17 times.

Audit Committee Report

        This report reviews the actions taken by the Audit Committee with regard to our financial reporting process for 2007 and particularly with regard to our audited consolidated financial statements and related schedules included in our Annual Report.

        The Audit Committee oversees the accounting and financial reporting processes of the Company and its subsidiaries and audits of the financial statements of the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company's independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and the related schedules in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon and an attestation report on the effectiveness of the Company's internal controls over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or systems of internal controls or any professional certification as to the work of the independent registered public accounting firm. The Audit Committee has implemented procedures to ensure that, during the course of each year, it devotes the attention that it deems necessary to fulfill its oversight responsibilities under the Audit Committee's charter.

        In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the audited financial statements and Management's Report on Internal Control Over Financial Reporting included in the Company's Annual Report. In addition, the Audit Committee reviewed with the Company's independent registered public accounting firm, Grant Thornton, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States, its judgments as to the quality, rather than just acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards, No. 61, Communication with Audit Committees, as amended, other standards of the Public Company Accounting Oversight Board, SEC rules and other professional standards, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements. The Audit Committee also reviewed with Grant Thornton the "Report of Independent Registered Public Accounting Firm" on the effectiveness of the Company's internal control over financial reporting included in our Annual Report and concurred with the assessment of management with respect to the existence of the ineffective controls over financial accounting, due to material weaknesses existing as of December 31, 2007.

        The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by Independence Standards Board No. 1, Independence Discussion with Audit Committees, as modified or supplemented, and has discussed with Grant Thornton its independence from management and the Company and has considered the compatibility with Grant Thornton's independence as the Company's independent registered public accounting firm of the non-audit services performed for the Company by Grant Thornton.

        The Audit Committee reviewed with Grant Thornton the overall scope and plans for their audit. The Audit Committee met with Grant Thornton, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control over financial reporting and the overall quality of the Company's financial reporting.

        The Audit Committee has also evaluated Elliott Davis including, among other things, the amount of fees paid to Elliott Davis for audit and non-audit services during the fiscal year ended December 31, 2007. Information about Elliott Davis's fees for the fiscal year ended December 31, 2007 is discussed above in this Proxy Statement under "Audit, Audit-Related, Tax and All Other Fees."

        Based on its evaluations, the Audit Committee has selected Grant Thornton to serve as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2007 and for the fiscal year ending December 31, 2008.

        Based on the review and discussions above, the Audit Committee recommended to the board of directors that the Company's audited financial statements and management's assessment of the effectiveness of the Company's internal control over financial reporting be included in the Company's Annual Report and the board of directors approved such inclusion.

Audit Committee,

John S. Day (Chairman)
MGen. Jack A. Davis
LTG. Roger G. Thompson, Jr.
John W. Paxton, Sr.

The preceding Audit Committee Report is provided only for the purpose of this Proxy Statement. Pursuant to the regulations of the SEC, this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated, in whole or in part, in any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

PROPOSAL FOUR: APPROVAL OF 2008 STOCK PLAN

General

        On September 19, 2008, upon the recommendation of the Compensation Committee, our Board of Directors approved the adoption of the Company's 2008 Stock Plan, subject to approval by our shareholders at the Company's Annual Meeting. The 2008 Stock Plan will be effective as of September 19, 2008 if approved by our shareholders at the Annual Meeting. If the 2008 Stock Plan is not approved by shareholders, no awards will be made under the 2008 Stock Plan and the 2008 Stock Plan will be null and void in its entirety.

        The 2008 Stock Plan will be applicable only to awards granted on or after the date that the 2008 Stock Plan is approved by our shareholders. Our board of directors believes that stock ownership by employees provides performance incentives and fosters long-term commitment to our benefit and to the benefit of our shareholders.

Summary of the 2008 Stock Plan

        The following summary of the material terms of the 2008 Stock Plan is qualified in its entirety by reference to the complete text of the 2008 Stock Plan, which is attached hereto as Annex B.

Overview

        The purpose of the 2008 Stock Plan is to attract, retain and motivate officers, directors and key employees, consultants and others who may perform services for the Company and its consolidated subsidiaries, to compensate them for their contributions to the long-term growth and profits of the Company, and to encourage them to acquire a proprietary interest in the Company's success.

Administration

        The Compensation Committee will administer the 2008 Stock Plan. Among other things, the Compensation Committee will determine the persons who will receive awards under the 2008 Stock Plan, when awards will be granted, the terms of the awards and the number of shares of the Company's common stock subject to the awards. The Compensation Committee may allocate among its members and/or delegate to any person who is not a member of the Compensation Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. Our board of directors, in its sole discretion, also may grant awards or administer the 2008 Stock Plan.

        The Compensation Committee will have discretion to make all determinations in respect of the 2008 Stock Plan (including, for example, the ability to determine whether individual awards may be settled in cash, shares of common stock, other awards or other property).

Eligibility

        Awards may be made to directors, officers and employees, consultants and other individuals who may perform services for the Company and its consolidated subsidiaries. As of September 12, 2008, approximately 1,300 directors, officers and employees would have been eligible to receive awards under the 2008 Stock Plan. The Compensation Committee reserves the right to determine which employees under the 2008 Stock Plan will receive awards and reserves the right to grant no awards in any particular year.

Force Protection Common Stock Available for Awards under the Plan

        Subject to adjustment as described below, the total number of shares of the Company's common stock subject to awards granted under the 2008 Stock Plan is 5,200,000 shares. Shares of the Company's common stock issued in connection with awards that are assumed, converted or substituted as a result of the Company's acquisition of another company will not count against the number of shares that may be granted under the 2008 Stock Plan. Shares of the Company's common stock underlying any awards that are forfeited, expire, terminate or otherwise lapse without delivery of the Company's common stock will be available for reissuance under the 2008 Stock Plan.

        Shares of the Company's common stock underlying the awards that are withheld by the Company to pay taxes, tendered to or withheld by the Company to pay the exercise price of stock options, repurchased by the Company from an optionee with proceeds from the exercise of stock options or are shares underlying stock appreciation rights that are not issued upon exercise due to net settlement of stock appreciation rights will not become available for regrant under the 2008 Stock Plan.

        Shares issued under the 2008 Stock Plan may be authorized but unissued shares of the Company's common stock or authorized and previously issued shares of the Company's common stock reacquired by the Company. There is no limit on the amount of cash, securities (other than shares of the Company's common stock) or other property that may be delivered pursuant to any award. No individual, however, will receive awards of stock options or stock appreciation rights covering, in either case, more than 1,000,000 shares (subject to adjustment as described below) in any one fiscal year.

        The Compensation Committee will adjust the terms of any outstanding award, the number of shares of the Company's common stock issuable under the 2008 Stock Plan, the number of shares of common stock that can be issued through stock options intended to be "incentive stock options" under Section 422 of the Code and the limit on the number of shares subject to awards of stock options or stock appreciation rights in any one fiscal year, in such manner as it deems appropriate (including, without limitation, by payment of cash) in order to prevent the enlargement or dilution of rights as a result of any increase or decrease in the number of issued shares of the Company's common stock resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, splitup, combination, reclassification or exchange of shares of the Company's common stock, merger, consolidation, rights offering, separation, reorganization, liquidation, or any other change in the corporate structure or shares of the Company's common stock, including any extraordinary dividend or extraordinary distribution.

Types of Awards

        The 2008 Stock Plan provides for grants of stock options (both stock options intended to be incentive stock options under Section 422 of the Internal Revenue Code and non-qualified stock options), stock appreciation rights, restricted shares, restricted stock units, dividend equivalent rights and other equity-based or equity-related awards (including performance share awards and performance units settled in cash) pursuant to which the Company's common stock, cash or other property may be delivered. Each award will be evidenced by an award agreement, which will govern that award's terms and conditions.

Stock Options.

        A stock option entitles the recipient to purchase shares of the Company's common stock at a fixed exercise price. The Compensation Committee may grant stock options in such number and at such times as the Compensation Committee may determine, but no individual may receive options to acquire more than 1,000,000 shares (subject to adjustment as described above) of the Company's common stock in any one fiscal year. The exercise price per share will be determined by the Compensation Committee but will not be less than 100% of the fair market value of the Company's common stock on the date of grant and for stock options granted to 10% shareholders, 110% of the fair market value. Fair market value will be the closing price of the Company's common stock on Nasdaq on the date of grant. Stock options must be exercised within 10 years from the date of grant or 5 years for incentive stock options granted to 10% shareholders. Any reduction in the exercise price will require the approval of shareholders of the Company, except pursuant to the adjustment provisions described above. No more than 5,200,000 shares of the Company's common stock (subject to adjustment as described above) may be issued under the 2008 Stock Plan as incentive stock options.

Stock Appreciation Rights.

        A stock appreciation right entitles the recipient to receive shares of the Company's common stock, cash or other property equal in value to the appreciation of the Company's common stock over the stated exercise price. The Compensation Committee may grant stock appreciation rights in such number and at such times as the Compensation Committee may determine, but no individual may receive stock appreciation rights covering more than 1,000,000 shares (subject to adjustment as described above) of the Company's common stock in any one fiscal year. The exercise price per share will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of the Company's common stock on the date of grant. Fair market value will be the closing price of the Company's common stock on Nasdaq on the date of grant. Stock appreciation rights must be exercised within 10 years from the date of grant. Any reduction in the exercise price will require the approval of shareholders of the Company, except pursuant to the adjustment provisions described above.

Restricted Shares.

        Restricted shares are shares of the Company's common stock that are registered in the recipient's name, but that are subject to transfer and/or forfeiture restrictions for a period of time. The Compensation Committee may grant or offer for sale restricted shares of the Company's common stock in such amounts, and subject to such terms and conditions, as the Compensation Committee may determine. Subject to such limits as the Compensation Committee may determine from time to time, the recipient will have the same voting and dividend rights as any other shareholder of the Company.

 Restricted Stock Units.

        A restricted stock unit is an unfunded, unsecured right to receive a share of the Company's common stock, cash or other property at a future date. The Compensation Committee may grant restricted stock units in such amounts, and subject to such terms and conditions, as the Compensation Committee may determine. The recipient will have only the rights of a general unsecured creditor of the Company and no rights as a shareholder of the Company until the Company's common stock underlying the restricted stock units, if any, is delivered.

Dividend Equivalent Rights.

        The Compensation Committee may, in its discretion, include in the award agreement a dividend equivalent right entitling the recipient to receive an amount equal to all or any portion of the regular cash dividends that would be paid on the shares of the Company's common stock covered by such award as if such shares had been delivered. Dividend equivalent rights may be payable in cash, shares of the Company's common stock or other property as determined by the Compensation Committee.

Other Stock-Based Awards.

        The Compensation Committee may grant other types of equity-based or equity-related awards, including the grant of unrestricted shares of the Company's common stock, performance share awards and performance units settled in cash, in such amounts, and subject to such terms and conditions, as the Compensation Committee may determine.

Change in Control

        Unless otherwise provided in the applicable award agreement, in the event of a "change in control," any outstanding awards which are unexercised or otherwise unvested or subject to lapse restrictions will automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of the date of such change in control and any outstanding performance-based awards will be deemed earned at the target level (of if no target level is specified, the maximum level) with respect to all open performance periods. The 2008 Stock Plan defines "change of control" as the occurrence of any one of the following events: (i) any person becoming a beneficial owner of our securities representing 35% of the voting power of the Company's outstanding securities, other than by the Company, an employee benefit plan, an underwriter, or in a Non-Control Transaction (as defined in the 2008 Stock Plan); (ii) individuals holding seats on our board of directors as of February 29, 2008, ceasing to constitute at least a majority of our board of directors, given certain exceptions; (iii) the consummation of a merger or similar transaction, unless it is a Non-Control Transaction; (iv) our shareholders approving a plan of complete liquidation or distribution; or (v) the consummation of a sale of the assets of the Company and our subsidiaries to an entity that is not an affiliate of the Company.

        In addition, in the event of a change in control, the Compensation Committee may cancel awards for fair value (as determined in the sole discretion of the Compensation Committee), provide for the issuance of substitute awards or provide that for a period of at least 20 days prior to the change in control, stock options or stock appreciation rights that would not otherwise become exercisable prior to a change in control will be exercisable as to all shares of common stock subject thereto and that any stock options or stock appreciation rights not exercised prior to the consummation of the change in control will terminate and be of no further force or effect as of the consummation of the change in control.

Federal Income Tax Implications of Stock Options and Stock Appreciation Rights

        The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the grant of stock options and stock appreciation rights. This summary is not intended to constitute tax advice and is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Incentive Stock Options.

        The recipient of an incentive stock option will not be required to recognize income for federal income tax purposes on the grant or exercise of such option, and the Company and its subsidiaries will not be entitled to a deduction. However, the excess of the fair market value of the Company's common stock received on the date of exercise over the exercise price paid will be included in the recipient's alternative minimum taxable income. The recipient's basis in shares of the Company's common stock received on exercise will be equal to the exercise price, and the recipient's holding period in such shares will begin on the day following the date of exercise.

        If an optionee does not dispose of the Company's common stock acquired upon exercise within either the one-year period beginning on the date of exercise or the two-year period beginning on the date of grant of the incentive stock option, then any gain or loss realized by the optionee upon the subsequent disposition of such shares will be taxed as long-term capital gain or loss. In such event, no deduction will be allowed to the Company or any of its subsidiaries. If the optionee disposes of the Company's common stock within the one-year or two-year periods referred to above (a "disqualifying disposition"), the optionee will recognize ordinary income at the time of disposition in an amount equal to the excess of the fair market value of the Company's common stock on the date of exercise over the exercise price (or, if less, the net proceeds of the disposition), and the Company or one of its subsidiaries will generally be entitled to a corresponding deduction. Any excess of the amount realized on the disqualifying disposition over the fair market value of the shares on the date of exercise will be taxable as capital gain. If the amount realized is less than the exercise price, and the loss sustained on the disqualifying disposition would otherwise be recognized, the optionee will not recognize any ordinary income from the disposition and instead will recognize a capital loss.

Non-Qualified Stock Options and Stock Appreciation Rights.

        The recipient of a stock option or a stock appreciation right will not be required to recognize income for federal income tax purposes upon the grant of such award, and the Company and its subsidiaries will not be entitled to a deduction. Upon the exercise of an option or a stock appreciation right, the recipient will recognize ordinary income in the amount by which the fair market value of the Company's common stock at the time of exercise exceeds the exercise price, and the Company or one of its subsidiaries will be entitled to a corresponding deduction. The recipient's basis in the Company's common stock received will equal the fair market value of the shares on the exercise date, and the recipient's holding period will begin on the day following the exercise date.

 Section 162(m).

        With regard to stock options and stock appreciation rights, any entitlement to a tax deduction on the part of the Company or its subsidiaries is subject to the applicable tax rules, including, without limitation, Section 162(m) of the Internal Revenue Code. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its "covered employees," subject to certain exceptions. The 2008 Stock Plan is intended to satisfy the "performance-based compensation" exception under Section 162(m) of the Code with respect to stock options and stock appreciation rights.

Transfer Restrictions

        Except to the extent otherwise provided in any award agreement, no award (or any rights or obligations thereunder) granted to any person under the 2008 Stock Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged (including through the use of any cash-settled instrument), other than by will or by the laws of descent and distribution. All awards (and any rights thereunder) will be exercisable during the life of the recipient only by the recipient or by the recipient's legal representative.

Amendment and Termination

        Generally, our board of directors may from time to time suspend, discontinue, revise or amend the 2008 Stock Plan. The 2008 Stock Plan provides that our board of directors may, but is not required to, seek shareholder approval of amendments to the 2008 Stock Plan. Our board of directors, however, must submit amendments to the 2008 Stock Plan to shareholders if required by applicable law, regulation or rule of a securities exchange or if the amendment would reduce the exercise price of outstanding stock options or stock appreciation rights.

        Unless previously terminated by our board of directors, the 2008 Stock Plan will terminate on September 18, 2018, but any outstanding award will remain in effect until the underlying shares are delivered or the award lapses.

New Plan Benefits

        Awards under the 2008 Stock Plan will be subject to the Compensation Committee's discretion. As a result, it is not possible to determine the number or type of awards that will be granted to any person under the 2008 Stock Plan.

Vote Required

        The affirmative vote of the holders of at least a majority of the total votes cast at the Annual Meeting is required to approve the 2008 Stock Plan.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE APPROVAL OF THE 2008 STOCK PLAN.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved By Security Holders	—	—	—
Equity Compensation Plans Not Approved By Security Holders	548,999	$6.96	—
Total	548,999	$6.96	—

        On October 25, 2006, Mr. McGilton was granted an option to purchase 500,000 shares of our common stock at the issue price of $7.48 per share with immediate vesting and expiration five years after the grant date or 120 days from the date that Mr. McGilton leaves the Company. Mr. McGilton retired as our Chief Executive Officer and as a director of the Company effective on January 31, 2008 and accordingly, the options are now expired. For a discussion of Mr. McGilton's compensation separation arrangement, see "Executive Compensation—Summary Compensation Table" and "Executive Compensation—Separation Agreements".

        Between 2004 and 2006, the Company granted to several of its employees stock options with exercise prices ranging from $1.38 to $27.03. Each option grant was fully exercisable approximately one year after the grant date and were required to be exercised within 90 days of the date of the employee's termination of employment with the Company. As of December 31, 2007, there were 48,999 of these options outstanding and exercisable.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

Principal Shareholders

        As of September 9, 2008, the only persons known by us to own beneficially, or to be deemed to own beneficially, 5% or more of our common stock were:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Franklin Resources, Inc.(1) Franklin Advisors, Inc. Franklin Templeton Portfolio Advisors, Inc. One Franklin Parkway San Mateo, CA 94403-1906	8,061,237	10.9%
FMR, LLC(2) 82 Devonshire Street Boston, MA 02109	6,022,305	8.824%
Wellington Management Company, LLP(3) 75 State Street Boston, MA 02109	5,724,500	8.39%
Heartland Advisors, Inc.(4) 789 North Water Street Milwaukee, WI 53202	4,200,000	6.2%

(1)
Franklin Advisors, Inc. filed a Schedule 13G with the SEC on February 7, 2007 reflecting beneficial ownership as of December 31, 2007 of 8,061,237 shares of our common stock. Franklin Advisors, Inc. has the sole power to vote or direct the vote, and sole power to dispose or direct the disposition of, 6,063,844 shares and Franklin Templeton Portfolio Advisors, Inc. has the sole power to vote or to direct the vote, and sole power to dispose or to direct the disposition of 1,997,393 shares.

(2)
In the aggregate, FMR, LLC has the sole voting power over 409,100 shares, and sole power to direct disposition of 6,022,305 shares based on its beneficial ownership report on Schedule 13G/A, filed on April 10, 2008.

(3)
Wellington Management Company, LLP, an investment advisor, filed a Schedule 13G with the SEC on February 14, 2008, reflecting beneficial ownership as of December 31, 2007, of 5,724,500 shares of our common stock, with shared voting power over 3,011,600 shares and shared dispositive power over 5,724,500 shares.

(4)
Heartland Advisors, Inc., an investment advisor, filed a Schedule 13G with the SEC on February 8, 2008, reflecting beneficial ownership as of December 31, 2007, of 4,200,000 shares of our common stock, with shared voting power over 4,200,000 shares and shared dispositive power over 4,200,000 shares.

Executive Officers and Directors

        The table below shows the number of shares of common stock beneficially owned as of December 31, 2007 by each member of our board of directors, each nominee for our board of directors and each named executive officer, as well as the number of shares owned by our current directors and executive officers as a group. None of the directors or named executive officers own one percent (1%) or more of the Company's common stock.

Name of Beneficial Owner	Amount and Nature Beneficial Ownership(1)	Percent of Class
Jack A. Davis	15,387	*
John S. Day	—	*
Michael Durski	—	*
Scott Ervin	15,387	*
Gordon McGilton	515,387	*
Michael Moody	7,654	*
Raymond Pollard	22,073	*
Denise Speaks	—	*
Roger G. Thompson	3,827	*
Directors and Officers as a Group (10 persons)	71,715	*

*
less than 1%

(1)
Based on December 31, 2007 Stock Transfer Report.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers to file reports of holdings and transactions in common stock and related securities with the SEC. Based on our records and other information, we believe that in 2007 all of our directors and executive officers met all applicable Section 16(a) filing requirements except that, due to an administrative oversight, a Form 4 reflecting the exercise of options made by Gordon McGilton on January 13, 2007 and a Form 4 reflecting a grant of restricted shares by the Company to Raymond Pollard on May 1, 2007, were not timely filed. In addition, the Form 4s reflecting a grant of shares to MGen. Jack A. Davis, Frank Kavanaugh, and LTG. Roger G. Thompson, Jr. in January 2007 were not timely filed.

OTHER

Shareholder Proposals and Director Nominations for our 2009 Annual Meeting

        Our 2009 Annual Meeting is expected to be held on May 8, 2009. Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2009 Annual Meeting must submit their proposal to our Corporate Secretary no later than the close of business on January 8, 2009. If this meeting date is changed by more than 30 days, then the deadline is a reasonable time before we begin to print and send the proxy materials. To be included in our proxy materials solicited for the 2009 Annual Meeting, your proposal must satisfy the requirements of Rule 14a-8 of the Exchange Act.

        Any shareholder seeking to present a proposal at our 2009 Annual Meeting or nominate a candidate for election to the board of directors at our 2009 Annual Meeting, must give complete and timely written notice to our Corporate Secretary not later than January 8, 2009 nor earlier than November 9, 2008, provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public fling or otherwise) less than one hundred thirty (130) days prior to the day of the meeting, such advance notice shall be given not more than ten (10) days after such date is first so announced or disclosed. According to our bylaws, any shareholder who gives notice of a proposal must deliver the text of the proposal and a written statement for why the shareholder favors the proposal. The notice shall also include the shareholder's name and address, the number shares of the Company's common stock owned by the shareholder, a representation that the shareholder is entitled to vote at the shareholder meeting and intends to attend the annual meeting and any material interest the shareholder may have in the proposal. If a shareholder desires to nominate a person for election as a director, the shareholder is required to provide the same information in connection with a proposal, as well as the name, business address and residential address of the nominee, information regarding the nominee required by Item 401 of Regulation S-K, the nominee's consent to serve if elected, number of shares of the Company's common stock owned by the nominee and a description of all arrangements or understanding between the shareholder and the nominee. If your proposal or nomination is not timely and properly made in accordance with the procedures set forth in our bylaws then it will be defective and may not be brought before our 2009 Annual Meeting.

Shareholders Sharing an Address or Household

        Only one copy of our Annual Report, Proxy Statement and Notice of Internet Availability of Proxy Materials is being delivered to multiple security holders sharing an address unless we have received instructions to the contrary from one or more of the shareholders.

        We will deliver promptly upon written or oral request a separate copy of our Annual Report, the Proxy Statement and Notice of Internet Availability of Proxy Materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of our Annual Report, Proxy Statement and Notice of Internet Availability of Proxy Materials, or if two shareholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write to the Corporate Secretary of Force Protection, Inc.,

9801 Highway 78, Building No. 1, Ladson, South Carolina 29456 or call the Corporate Secretary at (843) 574-7000.

Cost and Method of Solicitation

        We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of Force Protection in person or by telephone, facsimile or other electronic means. As required by the SEC, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock.

Other Business

        Whether or not you plan to attend the meeting, please vote over the Internet or by telephone or complete, sign and return the proxy card sent to you in the envelope provided. No postage is required for mailing in the United States.

        For other Force Protection, Inc. information, you can visit our web site at www.forceprotection.net. We make our web site content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference into this Proxy Statement.

Directions to Annual Meeting

        From Greenville-Columbia—Take I-26 East towards Charleston and take Exit 213A. The exit ramp brings you to Montague Avenue. Follow Montague one half mile to International Boulevard and turn right onto International Boulevard. The hotel is on the left.

        From Charleston—Take I-26 West towards Columbia exiting at Exit 213 to Montague Avenue. Turn left at the traffic light onto Montague. Follow Montague three quarters of a mile to International Boulevard. Turn right onto International Boulevard. The hotel is on the left.

        From Savannah-Jacksonville—Take I-95 North to Exit 33. This brings you to Highway 17. Travel until you reach the interchange for I-526 to North Charleston-West. Follow I-526 to Montague Avenue, exit and turn right. Follow to International Boulevard. Turn left onto International Boulevard. The hotel is on the left.

ANNEX A

FORCE PROTECTION, INC.

AMENDMENT TO THE
FORCE PROTECTION, INC. AMENDED ARTICLES OF INCORPORATION

        THIS AMENDMENT TO THE FORCE PROTECTION INC. AMENDED ARTICLES OF INCORPORATION ("Articles") is made and entered into by Force Protection, Inc. (the "Company").

        WHEREAS, the Board of Directors of the Company has power and authority to amend the Articles of Incorporation, subject to the approval of the Company's shareholders;

        WHEREAS, the Board of Directors has determined to amend the Articles to, among other things, increase the number of directors authorized thereunder, such amendment being adopted subject to the approval the Company's shareholders.

        NOW, THEREFORE, the Articles are amended as follows:

  1.
  Article FIFTH is hereby amended in its entirety to provide as follows:

    FIFTH: The number of directors of the Corporation shall be fixed from time to time by the Board of Directors, within a range of no less than one or no more than fifteen. A director shall be a natural person who is eighteen years of age or older. A director need not be a resident of Nevada or a shareholder of the Corporation.

  2.
  Article EIGHTH is hereby amended to be renumbered as Article SEVENTH, remove the pre-amble and delete paragraph (b) with regard to "Loans and Guaranties for the Benefit of Directors."

        IN WITNESS WHEREOF, Force Protection, Inc. has caused this Amendment to the Articles to be executed by its duly authorized officer this                           day of November, 2008.

Force Protection, Inc.
By:
Name:
Title:

A-1

ANNEX B

FORCE PROTECTION, INC.

2008 STOCK PLAN

FORCE PROTECTION, INC.

2008 Stock Plan

FORCE PROTECTION, INC.
2008 Stock Plan

ARTICLE I
GENERAL

1.1    Purpose

        The purpose of the Force Protection, Inc. 2008 Stock Plan is to attract, retain and motivate officers, directors and key employees (including prospective employees), consultants and others who may perform services for the Company (as hereinafter defined), to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company.

1.2    Definitions of Certain Terms

        For purposes of this 2008 Stock Plan, the following terms have the meanings set forth below:

        1.2.1    "Award" means an award made pursuant to the Plan.

        1.2.2    "Award Agreement" means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.

        1.2.3    "Board" means the Board of Directors of Force Protection.

        1.2.4    "Certificate" means a stock certificate (or other appropriate document or evidence of ownership) representing shares of Common Stock.

        1.2.5    "Change in Control" means the occurrence of any one of the following events:

          (a)   any "person" (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Force Protection representing 35% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (a) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (1) by the Company; (2) by any employee benefit plan (or related trust) sponsored or maintained by the Company; (3) by any underwriter temporarily holding securities pursuant to an offering of such securities; (4) pursuant to a Non-Control Transaction (as defined in paragraph (c) below); or (5) a transaction (other than one described in paragraph (c) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Board (as defined in paragraph (b) below) approves a resolution providing expressly that the acquisition pursuant to this clause (5) does not constitute a Change in Control under this paragraph (a);

          (b)   individuals who, on February 29, 2008, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to February 29, 2008, whose election or nomination for election was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Force Protection in which such person is named as a nominee for director, without objection to such nomination) shall be considered a member of the Incumbent Board; provided, however, that no individual initially elected or nominated as a director of Force Protection as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be a member of the Incumbent Board;

          (c)   the consummation of a merger, consolidation, share exchange or similar form of corporate transaction involving Force Protection or any of its Subsidiaries that requires the approval of Force Protection's stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Reorganization"), unless immediately following such Reorganization: (1) more than 60% of the total voting power of (x) the corporation resulting from such Reorganization (the "Surviving Company"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 95% of the voting securities eligible to elect directors of the Surviving Company (the "Parent Company"), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to the Reorganization; (2) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company); and (3) at least a majority of the members of the board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Reorganization were members of the Incumbent Board at the time of the Board's approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in (1), (2) and (3) above shall be deemed to be a "Non-Control Transaction");

          (d)   the stockholders of Force Protection approve a plan of complete liquidation or dissolution; or

          (e)   the consummation of a sale (or series of sales) of all or substantially all of the assets of the Company to an entity that is not an affiliate of Force Protection.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of 35% or more of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by Force Protection such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur.

        1.2.6    "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

        1.2.7    "Committee" has the meaning set forth in Section 1.3.1.

        1.2.8    "Common Stock" means the common stock of Force Protection, par value $0.001 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.

        1.2.9    "Company" means Force Protection, Inc. and its consolidated subsidiaries.

        1.2.10    "Consent" has the meaning set forth in Section 3.3.2.

        1.2.11    "Consultant" means any individual, corporation, partnership, limited liability company or other entity that provides bona fide consulting or advisory services to the Company pursuant to a written agreement.

        1.2.12    "Covered Person" has the meaning set forth in Section 1.3.4.

        1.2.13    "Director" means a member of the Board or a member of the board of directors of a consolidated subsidiary of Force Protection.

        1.2.14    "Effective Date" means September 19, 2008.

        1.2.15    "Employee" means a regular, active employee and a prospective employee of the Company.

        1.2.16    "Employment" means a Grantee's performance of services for the Company, as determined by the Committee. The terms "employ" and "employed" will have their correlative meanings. The Committee in its sole discretion may determine (a) whether and when a Grantee's leave of absence results in a termination of Employment (for this purpose, unless the Committee determines otherwise, a Grantee will be treated as terminating Employment with the Company upon the occurrence of an Extended Absence), (b) whether and when a change in a Grantee's association with the Company results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee's Employment being terminated will include both voluntary and involuntary terminations.

        1.2.17    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

        1.2.18    "Extended Absence" means the Grantee's inability to perform for six continuous months, due to illness, injury or pregnancy-related complications, substantially all the essential duties of the Grantee's occupation, as determined by the Committee.

        1.2.19    "Fair Market Value" means, with respect to a share of Common Stock, the closing price reported for the Common Stock on the applicable date as reported on the NASDAQ Capital Market or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.

        1.2.20    "Force Protection" means Force Protection, Inc., or a successor entity contemplated by Section 3.6.

        1.2.21    "Grantee" means an Employee, Director or Consultant who receives an Award.

        1.2.22    "Incentive Stock Option" means a stock option to purchase shares of Common Stock that is intended to be an "incentive stock option" within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.

        1.2.23    "Plan" means this Force Protection, Inc. 2008 Stock Plan, as amended from time to time.

        1.2.24    "Plan Action" will have the meaning set forth in Section 3.3.1.

        1.2.25    "Section 409A" means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

        1.2.26    "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

        1.2.27    "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of Force Protection and of any subsidiary or parent corporation of Force Protection.

        1.2.28    "Treasury Regulations" means the regulations promulgated under the Code by the United States Treasury Department, as amended.

1.3    Administration

        1.3.1    The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the "Committee") will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

          (a)   exercise all of the powers granted to it under the Plan;

          (b)   construe, interpret and implement the Plan and all Award Agreements;

          (c)   prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee's own operations;

          (d)   make all determinations necessary or advisable in administering the Plan;

          (e)   correct any defect, supply any omission and reconcile any inconsistency in the Plan;

          (f)    amend the Plan to reflect changes in applicable law but, subject to Section 1.6.3 or as otherwise specifically provided herein, no such amendment shall adversely impair the rights of the Grantee of any Award without the Grantee's consent;

          (g)   grant Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of Employment on such Awards;

          (h)   amend any outstanding Award Agreement in any respect, but, subject to Section 1.6.3 or as otherwise specifically provided herein, no such amendment shall adversely impair the rights of the Grantee of any Award without the Grantee's consent, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any shares of Common Stock acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee's underlying Award), (2) accelerate the time or times at which shares of Common Stock are delivered under the Award (and, without limitation on the Committee's rights, in connection with such acceleration, the Committee may provide that any shares of Common Stock delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee's underlying Award), (3) waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions or (4) reflect a change in the Grantee's circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities); and

          (i)    determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.13, (1) Awards may be (A) settled in cash, shares of Common Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee's Award, including the effect on any repayment provisions under the Plan or Award Agreement), (B) exercised or (C) canceled, forfeited or suspended, (2) shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee, (3) to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards, (4) Awards may be settled by Force Protection, any of its subsidiaries or affiliates or any of its or their designees and (5) the exercise price for any stock option (other than an Incentive Stock Option, unless the Committee determines that such a stock option will no longer constitute an Incentive Stock Option) or stock appreciation right may be reset.

        1.3.2    Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be fully as effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause

Awards to fail to be deductible under Section 162(m) of the Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act.

        1.3.3    Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

        1.3.4    No Director or Employee (each such person, a "Covered Person") will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person will be indemnified and held harmless by Force Protection against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and (b) any and all amounts paid by such Covered Person, with Force Protection's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that Force Protection will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once Force Protection gives notice of its intent to assume the defense, Force Protection will have sole control over such defense with counsel of Force Protection's choice. The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Force Protection's Amended Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any other power that Force Protection may have to indemnify such persons or hold them harmless.

1.4    Persons Eligible for Awards

        Awards under the Plan may be made to Employees, Directors and Consultants.

1.5    Types of Awards Under Plan

        Awards may be made under the Plan in the form of any of the following, in each case in respect of Common Stock: (a) stock options, (b) stock appreciation rights, (c) restricted shares, (d) restricted stock units, (e) dividend equivalent rights and (f) other equity-based or equity-related Awards (as further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

1.6    Shares of Common Stock Available for Awards

        1.6.1    Common Stock Subject to the Plan.    Subject to the other provisions of this Section 1.6, the total number of shares of Common Stock that may be granted under the Plan is 5,200,000. Such shares of Common Stock may, in the discretion of the Committee, be either authorized but unissued shares or shares previously issued and reacquired by Force Protection. Shares of Common Stock issued in connection with awards that are assumed, converted or substituted as a result of the Company's acquisition of another company (including by way of merger, combination or similar transaction) will not count against the number of shares that may be issued under the Plan.

        1.6.2    Replacement of Shares.    If any Award is forfeited, expires, terminates or otherwise lapses, in whole or in part, without the delivery of Common Stock, then the shares of Common Stock covered by such forfeited, expired, terminated or lapsed award will again be available for grant under the Plan. For the avoidance of doubt, the following will not again become available for issuance under the Plan: (A) any shares of Common Stock withheld in respect of taxes, (B) any shares tendered or withheld to pay the exercise price of stock options, (C) any shares repurchased by the Company from the optionee with the proceeds from the exercise of stock options and (D) any shares subject to stock appreciation rights but not issued on exercise as a result of the operation of Section 2.4.4.

        1.6.3    Adjustments.    The Committee will adjust the number of shares of Common Stock authorized pursuant to Section 1.6.1, adjust the individual Grantee limitations set forth in Sections 2.3.1 and 2.4.1, adjust the number of shares of common stock set forth in Section 2.3.2 that can be issued through Incentive Stock Options and adjust the terms of any outstanding Awards (including, without limitation, the number of shares of Common Stock covered by each outstanding Award, the type of property to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued shares of Common Stock (or issuance of shares of stock other than shares of Common Stock) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, splitup, combination, reclassification or exchange of shares of Common Stock, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares of Force Protection, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment shall be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code. After any adjustment made pursuant to this Section 1.6.3, the number of shares of Common Stock subject to each outstanding Award will be rounded down to the nearest whole number.

ARTICLE II
AWARDS UNDER THE PLAN

2.1    Agreements Evidencing Awards

        Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.13, in substitution for any other Award or Awards granted under the Plan or any award granted under any other plan of Force Protection. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2    No Rights as a Stockholder

        No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of Force Protection with respect to shares of Common Stock subject to an Award until the delivery of such shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the shares are delivered.

2.3    Options

        2.3.1    Grant.    Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine; provided, however, that the maximum number of shares of Common Stock as to which stock options may be granted under the Plan to any one individual in any one fiscal year may not exceed 1,000,000 shares (as adjusted pursuant to the provisions of Section 1.6.3).

        2.3.2    Incentive Stock Options.    At the time of grant, the Committee will determine (a) whether all or any part of a stock option granted to an eligible Employee will be an Incentive Stock Option and (b) the number of shares subject to such Incentive Stock Option; provided, however, that (1) the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any calendar year (under all such plans of Force Protection and of any subsidiary or parent corporation of Force Protection) will not exceed $100,000 and (2) no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code. The form of any stock option which is entirely or in part an Incentive Stock Option will clearly indicate that such stock option is an Incentive Stock Option or, if applicable, the number of shares subject to the Incentive Stock Option. No more than 5,200,000 shares of Common Stock (as adjusted pursuant to the provisions of Section 1.6.3) that can be delivered under the Plan shall be issued through Incentive Stock Options.

        2.3.3    Exercise Price.    The exercise price per share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110% of the Fair Market Value). Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the NASDAQ Capital Market on the date of grant of the Award of stock options.

        2.3.4    Term of Stock Option.    In no event will any stock option be exercisable after the expiration of 10 years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 5 years) from the date on which the stock option is granted.

        2.3.5    Exercise of Stock Option and Payment for Shares.    A stock option may be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option. To exercise a stock option, the Grantee must give written notice to Force Protection specifying the number of shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, including: (a) personal check, (b) shares of Common Stock, based on the Fair Market Value as of the exercise date, of the same class as those to be granted by exercise of the stock option, (c) any other form of consideration approved by the Company and permitted by applicable law and (d) any combination of the foregoing. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may in its discretion deem necessary or desirable to assure compliance by Force Protection on terms acceptable to Force Protection with the provisions of the Securities Act and any other applicable legal requirements. If a Grantee so requests, shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.

        2.3.6    Repricing.    Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of the stockholders of Force Protection.

        2.3.7    Repayment if Conditions Not Met.    If the Committee determines that all terms and conditions of the Plan and a Grantee's stock option Award Agreement in respect of exercised stock options were not satisfied, then the Grantee will be obligated to pay the Company immediately upon demand therefor, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the shares of Common Stock that were delivered in respect of such exercised stock option over the exercise price paid therefor, without reduction for any shares of Common Stock applied to satisfy withholding tax or other obligations in respect of such shares.

2.4    Stock Appreciation Rights

        2.4.1    Grant.    Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine; provided, however, that the maximum number of shares of Common Stock as to which stock appreciation rights may be granted under the Plan to any one individual in any one fiscal year may not exceed 1,000,000 shares (as adjusted pursuant to the provisions of Section 1.6.3).

        2.4.2    Exercise Price.    The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the NASDAQ Capital Market on the date of grant of the Award of stock appreciation rights.

        2.4.3    Term of Stock Appreciation Right.    In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.

        2.4.4    Exercise of Stock Appreciation Right and Delivery of Shares.    Each stock appreciation right may be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable installment date may be exercised thereafter at any time before the final expiration of the stock appreciation right. To exercise a stock appreciation right, the Grantee must give written notice to

Force Protection specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, shares of Common Stock, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to (a) the excess of (1) the Fair Market Value of the Common Stock on the date of exercise over (2) the exercise price of such stock appreciation right multiplied by (b) the number of stock appreciation rights exercised will be delivered to the Grantee. Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may in its discretion deem necessary or desirable to assure compliance by Force Protection on terms acceptable to Force Protection with the provisions of the Securities Act and any other applicable legal requirements. If a Grantee so requests, shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.

        2.4.5    Repricing.    Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of the stockholders of Force Protection.

        2.4.6    Repayment if Conditions Not Met.    If the Committee determines that all terms and conditions of the Plan and a Grantee's stock appreciation right Award Agreement in respect of exercised stock appreciation rights were not satisfied, then the Grantee will be obligated to pay the Company immediately upon demand therefor, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the shares of Common Stock subject to the exercised stock appreciation rights over the exercise price therefor, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such stock appreciation rights.

2.5    Restricted Shares

        2.5.1    Grants.    The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such shares, the Grantee will have the rights of a stockholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by Force Protection or its designated agent until the time the restrictions lapse.

        2.5.2    Right to Vote and Receive Dividends on Restricted Shares.    Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be retained by the Company for the account of the relevant Grantee. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the relevant Grantee.

        2.5.3    Repayment if Conditions Not Met.    If the Committee determines that all terms and conditions of the Plan and a Grantee's restricted share Award Agreement in respect of restricted shares which have become vested were not satisfied, then the Grantee will be obligated to pay the Company immediately upon demand therefor, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such restricted shares.

2.6    Restricted Stock Units

        2.6.1    Grant.    The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Force Protection, until delivery of shares of Common Stock, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

        2.6.2    Repayment if Conditions Not Met.    If the Committee determines that all terms and conditions of the Plan and a Grantee's restricted stock unit Award Agreement in respect of the delivery of shares underlying such restricted stock units were not satisfied, then the Grantee will be obligated to pay the Company immediately upon demand therefor, an amount equal to the Fair Market Value (determined at the time of delivery) of the shares of Common Stock delivered with respect to such delivery date, without reduction for any shares applied to satisfy withholding tax or other obligations in respect of such shares of Common Stock.

2.7    Dividend Equivalent Rights

        The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares of Common Stock covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Force Protection until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in shares of Common Stock or in another form, whether they will be conditioned upon the exercise of the Award to which they relate, the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

2.8    Other Stock-Based Awards

        The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted shares of Common Stock and performance share awards and performance units settled in cash) in such amounts and subject to such terms and conditions as the

Committee may determine. Such Awards may entail the transfer of actual shares of Common Stock to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

ARTICLE III
MISCELLANEOUS

3.1    Amendment of the Plan

        3.1.1    Unless otherwise provided in the Plan or in an Award Agreement, the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Section 1.6.3 or as otherwise specifically provided herein, no such amendment shall adversely impair the rights of the Grantee of any Award without the Grantee's consent.

        3.1.2    Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided, however, if and to the extent the Board determines that it is appropriate for Awards granted under the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, no amendment that would require stockholder approval in order for amounts paid pursuant to the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code will be effective without the approval of the stockholders of Force Protection as required by Section 162(m) of the Code and, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require stockholder approval under Section 422 of the Code will be effective without the approval of the stockholders of Force Protection.

3.2    Tax Withholding

        Grantees shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any shares of Common Stock, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, FICA tax), (a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including shares of Common Stock otherwise deliverable), (b) the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise) or (c) the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the minimum statutory amounts of such taxes required by law to be withheld.

3.3    Required Consents and Legends

        3.3.1    If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a "Plan Action"), then, subject to Section 3.13 such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

        3.3.2    The term "Consent" as used in this Article III with respect to any Plan Action includes (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States, (b) any and all written agreements and representations by the Grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (c) any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (d) any and all consents by the Grantee to (i) the Company's supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan, (ii) the Company's deducting amounts from the Grantee's wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee's behalf to satisfy certain withholding and other tax obligations in connection with an Award and (iii) the Company's imposing sales and transfer procedures and restrictions and hedging restrictions on shares of Common Stock delivered under the Plan and (e) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

3.4    Right of Offset

        The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

3.5    Nonassignability; No Hedging

        Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee's legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6    Change in Control

        3.6.1    Unless otherwise provided in the applicable Award Agreement, in the event of a Change in Control, (i) any outstanding Awards then held by a Grantee which are unexercisable or otherwise unvested or subject to lapse restrictions will automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of the date of such Change in Control and (ii) any outstanding performance-based Awards shall be deemed earned at the target level (or if no target level is specified, the maximum level) with respect to all open performance periods.

        3.6.2    In the event of a Change in Control, a Grantee's Award shall be treated, to the extent determined by the Committee to be permitted under Section 409A of the Code, in accordance with one of the following methods as determined by the Committee in its sole discretion: (i) cancel such awards for fair value (as determined in the sole discretion of the Committee) which, in the case of stock options and stock appreciation rights, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares of Common Stock subject to such stock options or stock appreciation rights over the aggregate exercise price of such stock options or stock appreciation rights, as the case may be; (ii) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; or (iii) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all shares of Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor.

3.7    Right of Discharge Reserved

        Neither the grant of an Award nor any provision in the Plan or in any Award Agreement will confer upon any Grantee the right to continued Employment by the Company or affect any right which the Company may have to terminate or alter the terms and conditions of such Employment.

3.8    Nature of Payments

        3.8.1    Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole shares of Common Stock will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.

        3.8.2    All such grants and deliveries of shares of Common Stock, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.

3.9    Non-Uniform Determinations

        3.9.1    The Committee's determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee's Employment has been terminated for purposes of the Plan.

        3.9.2    To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules.

3.10    Other Payments or Awards

        Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11    Plan Headings

        The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.12    Termination of Plan

        The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate September 18, 2018, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.13    Section 409A

        3.13.1    All Awards made under the Plan that are intended to be "deferred compensation" subject to Section 409A shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern.

        3.13.2    Without limiting the generality of Section 3.13.1, with respect to any Award made under the Plan that is intended to be "deferred compensation" subject to Section 409A: (a) any payment to be made with respect to such Award in connection with the Grantee's separation from service to the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(b) of the Code) shall be delayed until six months after the Grantee's separation from service (or earlier death) in accordance with the requirements of Section 409A; (b) if any payment to be made with respect to such Award would occur at a time when the tax deduction with respect to such payment would be limited or eliminated by Section 162(m) of the Code, such payment may be deferred by the Company under the circumstances described in Section 409A until the earliest date that the Company reasonably anticipates that the deduction or payment will not be limited or eliminated; (c) to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of shares of Common Stock in respect of an Award shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the shares of Common Stock that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A); (d) with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting; (e) if the Award includes a "series of installment payments" (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee's right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment; (f) if the Award includes "dividend equivalents" (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee's right to the dividend equivalents shall be treated separately from the right to other amounts under the Award; and (g) for purposes of determining whether the Grantee has experienced a separation from service to the Company within the meaning of Section 409A, "subsidiary" shall mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Force Protection, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term "controlling interest" has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language "at least 20 percent" is used instead of "at least 80 percent" each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

3.14    Governing Law

        THE PLAN WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

3.15    Choice of Forum

        3.15.1    The Company and each Grantee, as a condition to such Grantee's participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in South Carolina over any suit, action or proceeding arising out of or relating to or concerning the Plan. The Company and each Grantee, as a condition to such Grantee's participation in the Plan, acknowledge that the forum designated by this Section 3.15.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Company. Notwithstanding the foregoing, nothing herein will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of Section 3.15.1.

        3.15.2    The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee's participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.15.1, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 3.15 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Grantee.

        3.15.3    Each Grantee, as a condition to such Grantee's participation in the Plan, hereby irrevocably appoints the General Counsel of Force Protection as such Grantee's agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who will promptly advise such Grantee of any such service of process.

        3.15.4    Each Grantee, as a condition to such Grantee's participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.15, except that a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee's legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).

3.16    Severability; Entire Agreement

        If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.17    Waiver of Claims

        Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award he or she has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee's receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement).

3.18    No Liability With Respect to Tax Qualification or Adverse Tax Treatment

        Notwithstanding anything to the contrary contained herein, in no event shall the Company be liable to a grantee on account of an Award's failure to (a) qualify for favorable United States or foreign tax treatment or (ii) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

3.19    No Third Party Beneficiaries

        Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person's estate and beneficiaries and legatees.

3.20    Successors and Assigns of Force Protection

        The terms of the Plan will be binding upon and inure to the benefit of Force Protection and any successor entity contemplated by Section 3.6.

3.21    Waiver of Jury Trial

        EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.22    Date of Adoption, Approval of Stockholders and Effective Date

        The Plan was adopted on September 19, 2008 by the Board, subject to the approval by the stockholders of Force Protection at the 2008 Annual Meeting of Stockholders on November 21, 2008. The Plan will only be effective if it is approved by the stockholders of Force Protection at the 2008 Annual Meeting of Stockholders. If the Plan is not so approved by the stockholders of Force Protection, then the Plan will be null and void in its entirety.

c/o National City Bank

Shareholder Services Operations

Locator 5352

P. O. Box 94509

Cleveland, OH 44101-4509

VOTE BY TELEPHONE

Have your proxy card available when you call our Toll-Free number 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank,
P.O. Box 535300, Pittsburgh, PA 15253.

Vote by Telephone
Call Toll-Free using a
touch-tone telephone:
1-888-693-8683

Vote by Internet
Access the website and
cast your vote:
www.cesvote.com

Vote by Mail
Return your proxy
in the postage-paid
envelope provided

Vote 24 hours a day, 7 days a week.

If you vote by telephone or Internet, please do not send your proxy by mail.

Telephone and Internet votes must be received by 6:00 a.m. Eastern Standard Time on November 21, 2008 to be included in the final tabulation.

If voting by mail, this proxy card must be signed and dated below.

ò                                              Please fold and detach card at perforation before mailing.                                     ò

è

FORCE PROTECTION, INC.                          PROXY

Annual Meeting of Stockholders to be held Friday, November 21, 2008

The undersigned hereby appoints Michael Moody and Lieutenant General Roger A. Thompson, Jr. USA (RET.) jointly and severally as Proxy Agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated on the reverse, all shares of stock of Force Protection, Inc. a Nevada Corporation, held of record by the undersigned on September 26, 2008 at the Annual Meeting of Stockholders to be held on November 21, 2008 at 10:00 a.m. Eastern Standard Time at the Embassy Suites Hotel Airport/Convention Center, 5055 International Boulevard, North Charleston, South Carolina 29418, or at any adjournment or postponement of such meeting, in accordance with and as described in Force Protection, Inc.’s Notice of Annual Meeting of Stockholders and Proxy Statement.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH STOCK AND HEREBY RATIFIES ALL THAT THE PROXIES, THEIR SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF.

Dated:                                          , 2008

(Signature of Stockholder)

(Signature if held jointly)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign as name appears hereon. All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to National City Bank, P.O. Box 535300, Pittsburgh, PA 15253, so your shares will be represented at the Annual Meeting.  If you vote by telephone or Internet, it is not necessary to return this proxy card.

ò   Please fold and detach card at perforation before mailing.   ò

FORCE PROTECTION, INC.                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                          PROXY

This proxy, when properly executed, will be voted as specified by the stockholder.  If no direction is given, this proxy will be voted FOR ALL Proposals and in the discretion of the Proxy agent as to such other matters as may properly come before the Meeting.

1.                      ELECTION OF DIRECTORS:                                                                                                                                                        Nominees:                                                                          (1)  John S. Day                                                                                                              (2)  John W. Paxton, Sr.

                                                ❑                      FOR the nominees listed above                                                                                                                                                                                                                                                                                                     ❑                      WITHHOLD AUTHORITY
                                                (except as noted below)                                                                                                                                                                                                                                                                                                                                     to vote for the nominees listed above

(INSTRUCTION:  To withhold authority to vote for a particular nominee, write that nominee’s name on the line provided below.)

2.                      To approve the proposed amendments to the Company’s Articles of Incorporation.

                                                                                                ❑                      FOR                                                                                                                    ❑                      AGAINST                                                                                                                            ❑                      ABSTAIN

3.                      To ratify the appointment of Grant Thornton LLP as Force Protection, Inc.’s independent registered public accountants for the fiscal year ended December 31, 2007 and for the fiscal year ending December 31, 2008.

                                                                                                ❑                      FOR                                                                                                                    ❑                      AGAINST                                                                                                                            ❑                      ABSTAIN

4.                      To approve the 2008 Stock Plan.

                                                                                                ❑                      FOR                                                                                                                    ❑                      AGAINST                                                                                                                            ❑                      ABSTAIN

❑                      Mark here if you plan to attend the Annual Meeting.

(Please sign and date on reverse side)

❑                      Mark here if you consent to access future annual reports and proxy statements via the Internet.